As filed with the Securities and Exchange Commission on November 29, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

BAYWOOD VALUEPLUS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

Dear Shareholder,

We are pleased to report our economic and financial market perspectives and the investment activities for the Baywood ValuePlus Fund (the "Fund") for the 12 months ended September, 2017. The Fund is a large-capitalization value fund that purchases primarily dividend-paying companies traded on U.S. exchanges and uses SKBA's Relative Dividend Yield (RDY) discipline as the initial valuation framework. We believe that RDY points out attractive investment opportunities, not simply among companies with above-average dividend yield, but just as importantly among stocks for which low expectations are already discounted into their valuations at the time of purchase. This provides the potential for attractive capital appreciation opportunities, while offering desirable downside protection.

Before we delve into fundamental aspects of the fund, there is one housekeeping item, albeit an important one, that should be addressed.  SKBA Capital Management, advisor to the Baywood funds, has for years, in many aspects of our business, used benchmark information from one or more of the large index providers.  Over the course of the last few years these index providers have looked for additional sources of revenues; as a result, they are now charging fees to reference their indexes which are exorbitant if not bordering on usury.  This is by no means an isolated situation to SKBA Capital Management; it is an industrywide concern.  A number of mutual fund advisors, many of which are larger than us, have raised similar complaints (http://www.barrons.com/articles/morningstar-announces-free-use-of-its-indexes-1478322642).

These complaints due to the sudden and significant increases in fees charged have resulted in initiatives to substitute benchmarks for alternatives which aim to accomplish the exact same goal.  Perhaps the industry pushback is tied to the fact that an index is in some sense a commodity and as such it should be priced accordingly.  We point you to a 2016 article in Pensions & Investments (http://www.pionline.com/article/20161102/ONLINE/161109998/the-rising-cost-of-benchmarking) written by Joe Mansueto, Chairman of Morningstar, itself an objective authority in the mutual fund industry.  We also point the reader to Morningstar's Open Indexes Project (http://corporate1.morningstar.com/Morningstar-Global-Indexes/#) for further information on the initiative that has taken place in order to stem out of control price increases.

It has never been our goal to enrich anyone but our clients and fund shareholders.  As such, we strive to keep our fees competitive with those of our peers and commissions as a function of portfolio turnover, to the extent that they also bear an impact, have also typically been lower than many of our peers.

Going forward, while we may discuss the Russell 1000 Value and other indexes from a historical context,  it is our intention to move towards using some of Morningstar's open indexes.  In the case of the domestic large value index, per the company's data, Morningstar Domestic Large Cap Value currently has a 0.99 correlation with the MSCI US Large Cap Value index, a 0.98 correlation with the Russell 1000 Value and a 0.97 correlation with the S&P 500 Value, a fine substitute in our humble opinion.  We believe that in the very near future one of two things is likely to take place.  Either 1. fund managers will shift indexes as we have done or 2. index providers will curtail if not reverse some of their recent price gauging practices.  Now, onto the business of discussing our investments.

For the fiscal year ending September 30, the strategy outperformed the Russell 1000 Value.  In 2017 we entered the ninth year of consecutive annual increases in the broad market as defined by the S&P 500—a record.  Yet while averages have been making new highs, often led by a narrow subset of companies, entire economic sectors have been plumbing multi-year lows.  Energy, basic materials, industrials and healthcare, sectors which in total make up nearly half of many indexes, have all experienced meaningful declines in the last three years or so.  As fundamental investors, we are more interested in having some level of opportunity set than we are by the market averages.  The last few years have proven to be fertile grounds for investors such as ourselves.

Over the last few years, we have maintained a cyclical bias by varying degrees.  This bias began during the global financial crisis, was maintained through what was viewed as the burdensome regulatory regime and was maintained through the change in presidential administration.  We took profits in companies like Home Depot and Whirlpool among others once we believed that their stock prices no longer reflected attractive risk-return economics and we added to positions like Boeing and basic materials when it was widely perceived that their problems would be structural.  Always, we sought companies that were out-of-favor, with our expectation that their problems were temporary.

This investment practice had the effect of delivering characteristics that have proven to be consistent since the founding of the firm.  ValuePlus outperformed our benchmarks in the 2007 through 2008 downturn, generally kept up during the up-swing, fell behind during the above-normal rates of return of 2012 through 2014 and outperformed during the more recent period of 2015 through the present.  At times, monetary policy worked in our favor and at times it did not.  In those times that monetary policy dis-favored our

1

BAYWOOD VALUEPLUS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

sector positioning, it was due to equity bond proxies increasing due to factors outside of their fundamentals.  The over 35 year old bond market rally resulted in valuations on certain sectors like consumer staples, utilities and REITs at decade highs—not our definition of "out-of-favor".  So we generally stayed away.  At times relative returns suffered and we were criticized.

Yet, criticism, while difficult, comes part and parcel with our discipline of investing in securities that are often reviled and generally neglected.  We don't take such criticism lightly and yet we do take solace in the fact that it may inform us that we might be onto something.

During the year, we were underweight consumer discretionary and staples, financials, REITs, utilities and telecom companies.  We were overweight energy, healthcare, information technology and basic materials.  This positioning held generally constant this year with the exception of healthcare, a sector whose representation has increased meaningfully over the year was indeed reviled and mostly neglected.  The worst performing benchmark sectors during the period were consumer staples and REITs; the best included basic materials, telecom, information technology and energy.  With the exception of telecom, we are currently overweight all of the sectors that performed well in the year.

From a sector level perspective, the best areas to be invested in were financials; those alone contributed half of the index's total return for the year in question.  Behind financials, basic materials, industrials and information technology also had noteworthy returns.  In a year of strong absolute returns, very few industries were negative yet real estate and telecom either ended in the red or close to it.  We are pleased to have mostly avoided those two areas while having meaningful weights in areas that generally performed well.

Our sector positioning did not always work to our advantage as some of our holdings declined.  As a result, for the year, sector allocation, not security selection, was responsible for the majority of excess return.  Beginning with the worst, while the index's consumer discretionary allocation generally increased around 13%, our holdings had a -27% contribution in aggregate.  The best we can say looking at that figure is that our underweight position mitigated the impact; position sizing should not be taken lightly.  From a fundamental standpoint, the declines have at times rendered those stocks more attractive than they were at the onset.  The basic materials sector returned approximately 24% for the index; our exposure increased a modest 3%.  Yet again, however, we remain attracted to our holdings.  In a year of such strong absolute returns any level of cash will tend to have a negative impact.  In a vehicle such as this, we must maintain some level of cash and while it is modest by most standards, it hindered overall returns somewhat; this will not always be the case.

Looking at sectors in which we were able to capture excess returns, our stock selection within consumer staples, energy, healthcare, industrials and utilities more than made up for the aforementioned shortfalls.  Our absence of exposure to REITs also had a large beneficial impact.

LBrands and Mattel, the latter of which we exited, were among the largest detractors to performance during the period; rounding out the worst five were Mosaic, Qualcomm and Helmerich & Payne.

 Outside of consumer discretionary issues which are experiencing an existential crisis, the theme of stocks "taking a breather" is one we have often experienced.  Stock prices rarely increase or decrease in a linear fashion; instead they often move in fits and starts.  As investors, we cannot let such short term volatility drive our decision making.  As banks performed quite well late last year and lagged during this quarter, so too did energy companies perform strongly last year and lag earlier in 2017.  We are not disturbed by this—it enables us to add to positions during what we feel is temporary weakness.

Boeing, Royal Philips, Abbvie, Novo Nordisk and Harris Corp were the largest contributors during the year.  Yet again we find a repeatable pattern, this time in health care.  In 2015, ValuePlus was underweight energy due to the lofty investor expectations that existed at the time.  Our underweight position helped overall returns when those expectations proved too high later in the year.  In 2016, however, the expectations were so pessimistic we were able to comfortably move from underweight to overweight, knowing we were picking up good companies at a discount.  That shift, in addition to our underweight in health care, which was going through very similar circumstances that energy did the previous year, were among the decisions that resulted in the largest contributors to that year's performance.  As it stands now, we remain overweight energy, and as expectations in health care have become nearly as pessimistic as those we witnessed in energy the previous year, we became overweight earlier this year; a decision which has resulted in the largest contributor to overall excess returns this year.

The energy and health care sectors are representative of the rolling bear markets that we have discussed on a number of occasions.  These rolling bear markets continue to provide attractive opportunity sets.  Whether market averages reach new highs is less

2

BAYWOOD VALUEPLUS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

important to us as the ability to find companies currently reviled or neglected.  The last few years have been an investor's candy store in that respect.  Energy, basic materials, industrials, healthcare and consumer discretionary sectors have all experienced significant declines all while markets have made new highs.  These have been our areas of focus; an effort well spent.  We are likely to see similar declines in sectors that have so far defied valuation gravity and we look forward to spending time analyzing them when they do.

For more detailed information on SKBA Capital Management, LLC and our investment process and perspectives, visit our website at www.SKBA.com.

Current and future portfolio holdings are subject to change and risk.

The Morningstar category is used to compare fund performance to its peers.  It is not possible to invest directly into an index or category.  Past performance is no guarantee of future results.

Risk Considerations:  Mutual fund investing involves risk, including the possible loss of principal. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

3

BAYWOOD VALUEPLUS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

The following charts reflect the change in the value of a hypothetical $10,000 investment and $100,000 investment in Investor and Institutional Shares, respectively, including reinvested dividends and distributions, in Baywood ValuePlus Fund (the "Fund") compared with the performance of the primary benchmark, Morningstar Large Value Index, and the secondary benchmark, Russell 1000 Value Index, since inception,  On September 29, 2017, Morningstar Large Value Index replaced Russell 1000 Value Index as the Fund's primary benchmark.  The Investment Adviser believes that the Morningstar Large Value Index more accurately represents the types of securities in which the Fund invests. The Morningstar Large Value Index measures the performance of large-cap stocks with relatively low prices given anticipated per share earnings, book value, cash flow, sales and dividends. The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with lower price-to-book ratios and lower forecasted growth values. The total return of both the Morningstar Large Value Index and Russell 1000 Value Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Morningstar Large Value Index and Russell 1000 Value Index do not include expenses. The Fund is professionally managed, while the Morningstar Large Value Index and Russell 1000 Value Index are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. Morningstar Large Value Index and Russell 1000 Value Index

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$23,220
$21,889
$20,228
06/27/08
09/30/08
03/31/09
09/30/09
03/31/10
09/30/10
03/31/11
09/30/11
03/31/12
09/30/12
03/31/13
09/30/13
03/31/14
09/30/14
03/31/15
09/30/15
03/31/16
09/30/16
03/31/17
09/30/17
Investor Shares
Morningstar Large Value Index
Russell 1000 Value Index

Average Annual Total Returns Periods Ended September 30, 2017	One Year	Five Years	Since Inception (06/27/08)
Baywood ValuePlus Fund – Investor Shares*	15.32%	11.51%	9.52%
Morningstar Large Value Index	16.38%	12.12%	7.90%
Russell 1000 Value Index	15.12%	13.20%	8.83%

*The Fund's Investor Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund's Advisor and portfolio management team. The Investor Shares of the collective investment trust commenced operations on June 27, 2008.

4

BAYWOOD VALUEPLUS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 409-2297. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 9.43% and 14.43% , respectively. However, the Fund's advisor has contractually agreed to waive Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursment (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.95% and 0.70% for Investor Shares and Institutional Shares, respectively, through January 31, 2018 (the "Expense Cap"). The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursment of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed.  The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.  During the period, certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5

BAYWOOD VALUEPLUS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Shares	Security Description	Value

Common Stock - 92.4%
Basic Materials - 5.4%
500	LyondellBasell Industries NV, Class A	$49,525
200	Packaging Corp. of America	22,936
3,000	Potash Corp. of Saskatchewan, Inc.	57,720

		130,181
Capital Goods / Industrials - 6.8%
500	Eaton Corp. PLC	38,395
1,000	Nielsen Holdings PLC	41,450
300	Republic Services, Inc.	19,818
100	Stanley Black & Decker, Inc.	15,097
200	The Boeing Co.	50,842

		165,602
Consumer Cyclicals - 0.9%
500	L Brands, Inc.	20,805

Consumer Discretionary - 1.2%
700	Coach, Inc.	28,196

Consumer Staples - 6.5%
400	PepsiCo, Inc.	44,572
400	The Procter & Gamble Co.	36,392
1,000	Wal-Mart Stores, Inc.	78,140

		159,104
Energy - 14.7%
900	BP PLC, ADR	34,587
600	Chevron Corp.	70,500
2,200	ConocoPhillips	110,110
400	Occidental Petroleum Corp.	25,684
1,000	Schlumberger, Ltd.	69,760
600	Valero Energy Corp.	46,158

		356,799
Financials - 20.0%
500	BB&T Corp.	23,470
600	BOK Financial Corp.	53,448
100	Brighthouse Financial, Inc. (a)	6,080
340	Chubb, Ltd.	48,467
900	FNF Group	42,714
500	JPMorgan Chase & Co.	47,755
400	M&T Bank Corp.	64,416
1,200	MetLife, Inc.	62,340
1,400	Morgan Stanley	67,438
1,300	U.S. Bancorp	69,667

		485,795
Health Care - 18.4%
500	AbbVie, Inc.	44,430
300	Amgen, Inc.	55,935
800	AstraZeneca PLC, ADR	27,104
400	Cardinal Health, Inc.	26,768
800	Eli Lilly & Co.	68,432

Shares	Security Description	Value

700	Gilead Sciences, Inc.	$56,714
700	HealthSouth Corp.	32,445
2,200	Koninklijke Philips NV, ADR	90,640
900	Novo Nordisk A/S, ADR	43,335

		445,803
Technology - 14.3%
2,500	Cisco Systems, Inc.	84,075
200	Harris Corp.	26,336
2,300	HP, Inc.	45,908
1,600	Intel Corp.	60,928
300	International Business Machines Corp.	43,524
600	Microsoft Corp.	44,694
300	QUALCOMM, Inc.	15,552
300	Texas Instruments, Inc.	26,892

		347,909
Telecommunications - 0.8%
400	Verizon Communications, Inc.	19,796

Transportation - 1.4%
300	Union Pacific Corp.	34,791

Utilities - 2.0%
1,300	Exelon Corp.	48,971

Total Common Stock (Cost $1,880,465)	2,243,752

Money Market Fund - 7.4%
180,260	Federated Government Obligations Fund, Institutional Class, 0.89% (b) (Cost $180,260)	180,260

Total Investments - 99.8% (Cost $2,060,725)	$2,424,012

Other Assets & Liabilities, Net – 0.2%	3,841
Net Assets – 100.0%	$2,427,853

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

See Notes to Financial Statements.	6

BAYWOOD VALUEPLUS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$2,243,752
Level 2 - Other Significant Observable Inputs	180,260
Level 3 - Significant Unobservable Inputs	-
Total	$2,424,012

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2017.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	5.4%
Capital Goods / Industrials	6.8%
Consumer Cyclicals	0.9%
Consumer Discretionary	1.2%
Consumer Staples	6.6%
Energy	14.7%
Financials	20.0%
Health Care	18.4%
Technology	14.4%
Telecommunications	0.8%
Transportation	1.4%
Utilities	2.0%
Money Market Fund	7.4%

100.0%

AFA

See Notes to Financial Statements.	7

BAYWOOD VALUEPLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $2,060,725)	$2,424,012
Cash	364
Receivables:
Fund shares sold	1,852
Dividends	3,631
From investment advisor	12,825
Prepaid expenses	11,552
Total Assets	2,454,236

LIABILITIES
Accrued Liabilities:
Fund services fees	4,448
Other expenses	21,935
Total Liabilities	26,383

NET ASSETS	$2,427,853

COMPONENTS OF NET ASSETS
Paid-in capital	$1,993,301
Undistributed net investment income	2,112
Accumulated net realized gain	69,153
Net unrealized appreciation	363,287
NET ASSETS	$2,427,853

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	99,373
Institutional Shares	40,966

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $1,716,872)	$17.28
Institutional Shares (based on net assets of $710,981)	$17.36

See Notes to Financial Statements.	8

BAYWOOD VALUEPLUS FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $472) .	$68,615
Total Investment Income	68,615
Advisor
EXPENSES
Investment advisor fees	11,515
Fund services fees	61,076
Transfer agent fees:
Investor Shares	18,180
Institutional Shares	18,180
Distribution fees:
Investor Shares	4,194
Custodian fees	5,000
Registration fees:
Investor Shares	16,727
Institutional Shares	16,742
Professional fees	26,496
Trustees' fees and expenses	2,177
Other expenses	18,345
Total Expenses	198,632
Fees waived and expenses reimbursed	(178,364)
Net Expenses	20,268

NET INVESTMENT INCOME	48,347

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	93,135
Net change in unrealized appreciation (depreciation) on investments	192,429
NET REALIZED AND UNREALIZED GAIN	285,564
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$333,911

See Notes to Financial Statements.	9

BAYWOOD VALUEPLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended September 30, 2017	December 1, 2015 Through September 30, 2016*	For the Year Ended November 30, 2015
OPERATIONS
Net investment income	$48,347	$33,702	$215,300
Net realized gain	93,135	54,453	1,216,102
Net change in unrealized appreciation (depreciation)	192,429	75,799	(2,370,562)
Increase (Decrease) in Net Assets Resulting from Operations	333,911	163,954	(939,160)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(32,969)	(184,835)	(21,548)
Institutional Shares	(13,855)	(59,920)	(215,813)
Net realized gain:
Investor Shares	(29,530)	(30,026)	(106,575)
Institutional Shares	(9,288)	(9,339)	(795,111)
Total Distributions to Shareholders	(85,642)	(284,120)	(1,139,047)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	38,459	222,661	-
Institutional Shares	94,402	82,490	1,666,328
Reinvestment of distributions:
Investor Shares	62,499	214,861	128,123
Institutional Shares	23,143	69,259	1,010,924
Redemption of shares:
1	Investor Shares	(265,416)	(4,481)	(54,025)
2	Institutional Shares	(7,818)	(17,824)	(11,423,874)
Increase (Decrease) in Net Assets from Capital Share Transactions	(54,731)	566,966	(8,672,524)
Increase (Decrease) in Net Assets	193,538	446,800	(10,750,731)

NET ASSETS
Beginning of Period	2,234,315	1,787,515	12,538,246
End of Period (Including line (a))	$2,427,853	$2,234,315	$1,787,515

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,354	14,548	-
Institutional Shares	5,685	5,823	95,363
Reinvestment of distributions:
Investor Shares	3,784	14,608	7,383
Institutional Shares	1,392	4,691	57,782
Redemption of shares:
Investor Shares	(16,185)	(299)	(3,097)
Institutional Shares	(474)	(1,208)	(697,866)
Increase (Decrease) in Shares	(3,444)	38,163	(540,435)

(a)	Undistributed net investment income	$2,112	$4,234	$210,999
*	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.	10

BAYWOOD VALUEPLUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016(a)		For the Year Ended November 30, 2015	December 2, 2013 (b) Through September 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$15.52	$16.90		$19.28	$17.47
INVESTMENT OPERATIONS
Net investment income (c)	0.33	0.26		0.34	0.36
Net realized and unrealized gain (loss)	2.02	0.93		(1.06)	1.49
Total from Investment Operations	2.35	1.19		(0.72)	1.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.32)	(2.20)		(0.26)	(0.04)
Net realized gain	(0.27)	(0.37)		(1.40)	—
Total Distributions to Shareholders	(0.59)	(2.57)		(1.66)	(0.04)
NET ASSET VALUE, End of Period	$17.28	$15.52		$16.90	$19.28
TOTAL RETURN	15.32%	8.40	%(d)	(3.86)%	10.59	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,717	$1,699	$1,362		$1,471
Ratios to Average Net Assets:
Net investment income	2.03%	2.07	%(e)	1.97%	1.98	%(e)
Net expenses	0.95%	0.95	%(e)	0.95%	0.95	%(e)
Gross expenses (f)	7.67%	9.43	%(e)	5.80%	4.54	%(e)
PORTFOLIO TURNOVER RATE	48%	22	%(d)	32%	35	%(d)

(a)	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 through September 30, 2016.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

BAYWOOD VALUEPLUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016(a)	For the Year Ended November 30, 2015		December 2, 2013 (b) Through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$15.59	$17.00		$19.42	$17.56
INVESTMENT OPERATIONS
Net investment income (c)	0.38	0.29		0.39	0.41
Net realized and unrealized gain (loss)	2.02	0.94		(1.06)	1.50
Total from Investment Operations	2.40	1.23		(0.67)	1.91
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.36)	(2.27)		(0.35)	(0.05)
Net realized gain	(0.27)	(0.37)		(1.40)	—
Total Distributions to Shareholders	(0.63)	(2.64)		(1.75)	(0.05)
NET ASSET VALUE, End of Period	$17.36	$15.59		$17.00	$19.42
TOTAL RETURN	15.60%	8.65	%(d)	(3.58)%	10.87	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$711	$536	$426		$11,067
Ratios to Average Net Assets:
Net investment income	2.28%	2.30	%(e)	2.23%	2.26	%(e)
Net expenses	0.70%	0.70	%(e)	0.70%	0.70	%(e)
Gross expenses (f)	11.16%	14.43	%(e)	2.09%	2.50	%(e)
PORTFOLIO TURNOVER RATE	48%	22	%(d)	32%	35	%(d)

(a)				Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 through September 30, 2016.
(b)				Commencement of operations.
(c)				Calculated based on average shares outstanding during each period.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

BAYWOOD SOCIALLYRESPONSIBLE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

Dear Shareholder,

We are pleased to report our economic and financial market perspectives and the investment activities for the Baywood SociallyResponsible Fund (the "Fund") for the 12 months ended September, 2017. The Fund is a mid-to-large capitalization value-oriented portfolio of stock holdings selected from a universe of stocks created through the application of inclusionary and exclusionary social screens and assessments of the ESG profile of each company. Among these stocks, we further evaluate and assess each prospective holding's valuation and fundamental business attraction to determine the current portfolio holdings.  In selecting investments, we consider social criteria such as an issuer's community relations, corporate governance, employee diversity, employee relations, environmental impact and sustainability, human rights record and product safety. Using both quantitative and qualitative data, we also evaluate an issuer's involvement in specific revenue generating activities to determine whether the issuer's involvement was meaningful or incidental with respect to that activity.

Before we delve into fundamental aspects of the fund, there is one housekeeping item, albeit an important one, that should be addressed.  SKBA Capital Management, advisor to the Baywood funds, has for years, in many aspects of our business, used benchmark information from one or more of the large index providers.  Over the course of the last few years these index providers have looked for additional sources of revenues; as a result, they are now charging fees to reference their indexes which are exorbitant if not bordering on usury.  This is by no means an isolated situation to SKBA Capital Management; it is an industrywide concern.  A number of mutual fund advisors, many of which are larger than us, have raised similar complaints (http://www.barrons.com/articles/morningstar-announces-free-use-of-its-indexes-1478322642).

These complaints due to the sudden and significant increases in fees charged have resulted in initiatives to substitute benchmarks for alternatives which aim to accomplish the exact same goal.  Perhaps the industry pushback is tied to the fact that an index is in some sense a commodity and as such it should be priced accordingly.  We point you to a 2016 article in Pensions & Investments (http://www.pionline.com/article/20161102/ONLINE/161109998/the-rising-cost-of-benchmarking) written by Joe Mansueto, Chairman of Morningstar, itself an objective authority in the mutual fund industry.  We also point the reader to Morningstar's Open Indexes Project (http://corporate1.morningstar.com/Morningstar-Global-Indexes/#) for further information on the initiative that has taken place in order to stem out of control price increases.

It has never been our goal to enrich anyone but our clients and fund shareholders.  As such, we strive to keep our fees competitive with those of our peers.  Which is why one of the first actions taken, in regards to the fund, after we became advisers was to lower the fees.  Commissions, as a function of portfolio turnover, to the extent that they also bear an impact, have also typically been lower than many of our peers.

Going forward, while we may discuss the Russell 1000 Value and other indexes from a historical context, it is our intention to move to using some of Morningstar's open indexes.  In the case of the domestic large value index, per the company's data, Morningstar Domestic Large Cap Value currently has a 0.99 correlation with the MSCI US Large Cap Value index, a 0.98 correlation with the Russell 1000 Value and a 0.97 correlation with the S&P 500 Value, a fine substitute in our humble opinion.  We believe that in the very near future one of two things is likely to take place.  Either 1. fund managers will shift indexes as we have done or 2. index providers will curtail if not reverse some of their recent price gauging practices.  Now, onto the business of discussing our investments.

The overall positioning of the portfolio has increased from a "sustainability" point-of-view over the last year.  While we don't always agree with the way in which SRI rating agencies score companies, the socially responsible strategy has increased its overall score with the very popular rating agency Sustainalytics, which feeds into the Morningstar sustainability rankings.  Only investing-by-the-score can lead to unintended consequences, and we do not endorse doing so.  There are, however, some areas in which our applied judgment and active management of the available data set can lead to similar conclusions.  Changes made resulted in the strategy attaining the highest level of sustainability ratings in its group earlier this year.

What further sets our strategy apart is that there are very few "VALUE" strategies in the Socially Responsible investing universe.  It should be noted, however, that the performance of the strategy will generally not be highly correlated with most benchmarks as there are no good comparable indexes.  Most Socially Responsible benchmarks tend to be growth oriented, the return patterns of which are different than that of value. While value benchmarks tend to have large weights in some of the largest companies, Exxon Mobil and Phillip Morris as examples, that aren't and shouldn't currently be a part of a Socially Responsible mandate.  This important distinction sets us apart from our competitors, but also makes evaluating performance a difficult task.  Fortunately for us we have been managing portfolios in the Socially Responsible space for over 25 years and are familiar with the constantly changing landscape.  Our clients are often demanding, as they should be, and preferences have a tendency to shift dramatically among issues.
13

BAYWOOD SOCIALLYRESPONSIBLE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

Our investment approach is to reward companies that are good stewards of capital, show consideration for all stakeholders and create sustainable business practices.  This philosophy often positions us for most environments and preference shifts, but the fact that our performance doesn't always track an index generally requires some explanation.  Benchmark issues aside, we are pleased to report the performance of the strategy over the last year has improved dramatically including outperforming our primary benchmark in the third quarter.  We are also pleased that the strategy is in the top 10% of its sustainable universe, yet due to the many flaws in the rating process it is difficult to gauge how lasting this will be, although we believe it has the potential to remain near the top.

Over the last year ended September 2017, one sector, financials, stands out from the benchmark's performance.  More than half of the benchmark's 15% return was from financials, a sector in which the fund was underweight modestly.  Our modest underweight was offset by the stock selection within the sector so that the total effect was positive.  The remainder of the stock selection effect was negative, however.  Stock selection within consumer discretionary and energy accounted for the largest source of negative returns during the period.  In energy, half of the negative stock selection effect was mitigated by the portfolio's underweight position.  Within consumer discretionary, L Brands and Discovery Communications account for the shortfall.

L Brands, the parent of Victoria's Secret and Bath & Body Works declined after it continued to report negative same-store sales comparisons which were mostly due to the exit of certain lines of business.  On the surface, it's easy to see the cause for the declines in the stock price.  Nearly all of retail benefitted from years of expansion and over-building which can often hide the true health of the business.  Most of these fail over time as the trendy nature of retail and the incentive to grow beyond their means (usually with debt) tends to get companies in trouble.  This phenomenon has been accelerated by the increasingly important and disruptive e-commerce channel and a very large, aggressive, profitless competitor in Amazon.  L Brands is different, however.  It's run by a very conservative owner-operator and has not succumbed to the temptation to over-build.  In this period of disruption it is highly unlikely that L Brands will suffer the same fate as many of its peers.  It will eventually refresh its product lineup and move inventory to locations where demand exists but in the meantime it is being grouped together with companies that will likely eventually fail as the entire retail landscape is upended.  In anticipation of what will likely be a noisy 3rd and 4th quarter reporting  due to the massive disruptions caused by the hurricanes, we will welcome the opportunity to purchase more shares at depressed prices.

Discovery Communications underperformed in the quarter when it announced a merger with Scripps Network.  This merger of equals will make it a stronger competitor as it leverages content from both companies to negotiate better terms on the networks.  However, until the contracts are up for renewal the amount of debt issued to fund the deal has given Wall Street reason to pause.  We continue to hold on to our position as we realize it may take the company some time to renegotiate its contracts with the networks and work off the debt, but we still believe the resulting company is one with better fundamentals than when we initiated our position and we will likely add on further weakness.

In addition to our underweight in energy, our underweight in consumer staples and real estate contributed nearly 200bp of positive relative contribution to performance.  We will not pay for over-priced bond substitutes like consumer staples and real estate which has contributed greatly to returns over the past several years.  Our decision to underweight these and other bond-proxies have been related to technical, not fundamental, factors driving up valuations to near historic highs.  Yet one sector, the utility sector, which we have long admonished for high valuations and poor fundamentals, remains surprisingly resilient.  However, one only needs to look at the packaged food companies within consumer staples for an example of how poor fundamentals can eventually catch up to valuations. During the most recently ended quarter the five largest packaged food stocks were down 7% when the overall market was up 3%.  In our opinion the fundamentals of most utility stocks are nearly as bad as the food stocks, and yet valuations are even higher!  While we don't know exactly when it will end, we do know there are much better opportunities for investment elsewhere.

In summary, over the last year and since becoming advisers a number of changes in the portfolio have resulted in lower fees, better performance and an improved sustainability profile.  It is important to note, however, that nothing has changed about our investment philosophy or approach, only that there are times in which the marketplace rewards our style and times when it doesn't.  Going forward we continue to see investment opportunities as more sectors come under pressure.  In the near-term, the unfortunate natural disasters that have displaced thousands across North America, and our thoughts go out to those lives that have been displaced, will undoubtedly affect the level of economic activity in the quarters to come.  Should any companies under our sentry be unduly punished or overly rewarded we will act accordingly and responsibly.

For more detailed information on SKBA Capital Management, LLC and our investment process and perspectives, visit our website at www.SKBA.com.

Current and future portfolio holdings are subject to change and risk.

14

BAYWOOD SOCIALLYRESPONSIBLE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

The Russell 1000 Value Index, MSCI KLD 400 Social Index and the Morningstar Category is used to compare fund performance to its peers.  It is not possible to invest directly into an index or category.  Past performance is no guarantee of future results.

Risk Considerations:  Mutual fund investing involves risk, including the possible loss of principal. Socially responsible investment criteria may limit the number of investment opportunities available to the Fund or it may invest a larger portion of its assets in certain sectors which could be more sensitive to market conditions, economic, regulatory and environmental developments. These factors could negatively impact the Fund's returns. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

15

BAYWOOD SOCIALLYRESPONSIBLE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Baywood SociallyResponsible Fund (the "Fund") compared with the performance of the primary benchmark, Morningstar Large Value Index and MSCI KLD 400 Social Index, over the past ten fiscal years. The Morningstar Large Value Index measures the performance of large-cap stocks with relatively low prices given anticipated per share earnings, book value, cash flow, sales and dividends. The MSCI KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environmental, Social and Governance ratings and excludes companies whose products have negative social or environmental impacts.  The total return of both the MSCI KLD 400 Social Index and Russell 1000 Value Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI KLD 400 Social Index and Russell 1000 Value Index do not include expenses. The Fund is professionally managed, while the MSCI KLD 400 Social Index and Russell 1000 Value Index are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. Morningstar Large Value Index and MSCI KLD 400 Social Index

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$21,018
$15,643
$14,505
09/30/07
03/31/08
09/30/08
03/31/09
09/30/09
03/31/10
09/30/10
03/31/11
09/30/11
03/31/12
09/30/12
03/31/13
09/30/13
03/31/14
09/30/14
03/31/15
09/30/15
03/31/16
09/30/16
03/31/17
09/30/17
Investor Shares
MSCI KLD 400 Social Index
Morningstar Large Value Index

Average Annual Total Returns Periods Ended September 30, 2017	One Year	Five Years	Ten Years
Baywood SociallyResponsible Fund – Investor Shares*	13.98%	9.44%	3.79%
Morningstar Large Value Index	16.38%	12.12%	4.58%
MSCI KLD 400 Social Index	17.73%	14.52%	7.71%

*Performance for Investor Shares for periods prior to January 8, 2016, reflects the performance and expenses of City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the "Predecessor Fund").

16

BAYWOOD SOCIALLYRESPONSIBLE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 409-2297. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.79% and 0.94%, respectively. However, the Fund's advisor has contractually agreed to waive Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.14% and 0.89% for Investor Shares and Institutional Shares, respectively, through January 31, 2018 (the "Expense Cap"). The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed.  The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.  During the period, certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

17

BAYWOOD SOCIALLYRESPONSIBLE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Shares	Security Description	Value

Common Stock - 93.1%
Basic Materials - 2.8%
4,300	Potash Corp. of Saskatchewan, Inc.	$82,732
7,000	The Mosaic Co.	151,130

		233,862
Capital Goods / Industrials - 8.1%
4,438	Johnson Controls International PLC	178,807
3,900	Nielsen Holdings PLC	161,655
2,700	Pentair PLC	183,492
3,000	Sensata Technologies Holding NV (a)	144,210

		668,164
Consumer Cyclicals - 5.0%
2,500	L Brands, Inc.	104,025
800	Lithia Motors, Inc., Class A	96,248
15,800	TRI Pointe Group, Inc. (a)	218,198

		418,471
Consumer Discretionary - 5.7%
3,500	AutoNation, Inc. (a)	166,110
9,300	Discovery Communications, Inc., Class C (a)	188,418
3,700	Lions Gate Entertainment Corp., Class B (a)	117,623

		472,151
Consumer Staples - 3.2%
1,300	PepsiCo, Inc.	144,859
1,300	The Procter & Gamble Co.	118,274

		263,133
Energy - 7.5%
6,700	Cabot Oil & Gas Corp.	179,225
4,700	Centennial Resource Development, Inc., Class A (a)	84,459
5,800	Devon Energy Corp.	212,918
4,100	National Oilwell Varco, Inc.	146,493

		623,095
Financials - 23.0%
6,100	Air Lease Corp.	259,982
2,900	American Express Co.	262,334
2,000	American International Group, Inc.	122,780
13,300	Bank of America Corp.	337,022
2,300	BOK Financial Corp.	204,884
127	Brighthouse Financial, Inc. (a)	7,722
5,750	Brookfield Asset Management, Inc., Class A	237,475
1,800	M&T Bank Corp.	289,872
1,400	MetLife, Inc.	72,730
5,800	Radian Group, Inc.	108,402

		1,903,203

Shares	Security Description	Value

Health Care - 19.1%
1,500	AbbVie, Inc.	$133,290
3,800	AstraZeneca PLC, ADR	128,744
1,200	Becton Dickinson and Co.	235,140
2,000	Cardinal Health, Inc.	133,840
3,900	HealthSouth Corp.	180,765
8,500	Koninklijke Philips NV, ADR	350,200
700	Laboratory Corp. of America Holdings (a)	105,679
1,900	Medtronic PLC	147,763
3,400	Novo Nordisk A/S, ADR	163,710

		1,579,131
Technology - 15.2%
7,800	Cisco Systems, Inc.	262,314
5,500	Corning, Inc.	164,560
8,500	HP, Inc.	169,660
6,400	Intel Corp.	243,712
900	International Business Machines Corp.	130,572
1,600	Microsoft Corp.	119,184
3,200	QUALCOMM, Inc.	165,888

		1,255,890
Transportation - 3.5%
1,200	Kansas City Southern	130,416
1,400	Union Pacific Corp.	162,358

		292,774

Total Common Stock (Cost $6,499,709)	7,709,874

Money Market Fund - 6.9%
566,099	Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class, 0.90%(b) (Cost $566,099)	566,099

Total Investments - 100.0% (Cost $7,065,808)	$8,275,973

Other Assets & Liabilities, Net – 0.0%	2,267
Net Assets – 100.0%	$8,278,240

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

See Notes to Financial Statements.	18

BAYWOOD SOCIALLYRESPONSIBLE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$7,709,874
Level 2 - Other Significant Observable Inputs	566,099
Level 3 - Significant Unobservable Inputs	-
Total	$8,275,973

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level Level 1, Level 2 and Level 3 for the year ended September 30, 2017.
usAFA
PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	2.8%
Capital Goods / Industrials	8.1%
Consumer Cyclicals	5.1%
Consumer Discretionary	5.7%
Consumer Staples	3.2%
Energy	7.5%
Financials	23.0%
Health Care	19.1%
Technology	15.2%
Transportation	3.5%
Money Market Fund	6.8%

100.0%

AFA

See Notes to Financial Statements.	19

BAYWOOD SOCIALLYRESPONSIBLE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $7,065,808)	$8,275,973
Cash	1,271
Receivables:
Fund shares sold	1,400
Dividends	8,617
From investment advisor	13,901
Prepaid expenses	4,922
Total Assets	8,306,084

LIABILITIES
Payables:
Fund shares redeemed	3
Accrued Liabilities:
Fund services fees	5,362
Other expenses	22,479
Total Liabilities	27,844

NET ASSETS	$8,278,240

COMPONENTS OF NET ASSETS
Paid-in capital	$7,371,357
Undistributed net investment income	1,691
Accumulated net realized loss	(304,973)
Net unrealized appreciation	1,210,165
NET ASSETS	$8,278,240

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	251,110
Institutional Shares	472,707

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $2,874,448)	$11.45
Institutional Shares (based on net assets of $5,403,792)	$11.43

See Notes to Financial Statements.	20

BAYWOOD SOCIALLYRESPONSIBLE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,986) .	$202,021
Total Investment Income	202,021
Advisor
EXPENSES
Investment advisor fees	79,891
Fund services fees	73,923
Transfer agent fees:
Investor Shares	18,180
Institutional Shares	18,180
Distribution fees:
Investor Shares	15,391
Custodian fees	5,000
Registration fees:
Investor Shares	15,830
Institutional Shares	15,830
Professional fees	29,493
Trustees' fees and expenses	2,561
Other expenses	27,363
Total Expenses	301,642
Fees waived and expenses reimbursed	(184,879)
Net Expenses	116,763

NET INVESTMENT INCOME	85,258

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,077,354
Net change in unrealized appreciation (depreciation) on investments	408,585
NET REALIZED AND UNREALIZED GAIN	1,485,939
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,571,197

See Notes to Financial Statements.	21

BAYWOOD SOCIALLYRESPONSIBLE FUND
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS
Net investment income	$85,258	$675,355
Net realized gain (loss)	1,077,354	(1,239,017)
Net change in unrealized appreciation (depreciation)	408,585	15,453,930
Increase in Net Assets Resulting from Operations	1,571,197	14,890,268

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(57,751)	(539,156)
Institutional Shares	(72,531)	(213,418)
Net realized gain:
Investor Shares	-	(1,155,096)
Institutional Shares	-	(750,918)
Total Distributions to Shareholders	(130,282)	(2,658,588)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	451,332	1,397,425
Institutional Shares	285,008	8,353,879
Reinvestment of distributions:
Investor Shares	56,463	1,686,621
Institutional Shares	72,083	944,207
Redemption of shares:
1	Investor Shares	(8,327,460)	(14,388,052)
2	Institutional Shares	(1,145,359)	(256,204,428)
Decrease in Net Assets from Capital Share Transactions	(8,607,933)	(258,210,348)
Decrease in Net Assets	(7,167,018)	(245,978,668)

NET ASSETS
Beginning of Year	15,445,258	261,423,926
End of Year (Including line (a))	$8,278,240	$15,445,258

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	41,978	152,505
Institutional Shares	25,941	792,315
Reinvestment of distributions:
Investor Shares	5,238	172,979
Institutional Shares	6,593	96,286
Redemption of shares:
Investor Shares	(771,560)	(1,619,069)
Institutional Shares	(107,029)	(23,760,340)
Decrease in Shares	(798,839)	(24,165,324)

(a)	Undistributed net investment income	$1,691	$-

See Notes to Financial Statements.	22

BAYWOOD SOCIALLYRESPONSIBLE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended September 30,
	2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$10.14	$10.16	$11.42	$12.26	$10.04
INVESTMENT OPERATIONS
Net investment income (a)	0.06	0.08	0.11	0.18	0.09
Net realized and unrealized gain (loss)	1.35	0.71	(0.98)	1.15	2.22
Total from Investment Operations	1.41	0.79	(0.87)	1.33	2.31
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.28)	(0.10)	(0.15)	(0.09)
Net realized gain	—	(0.53)	(0.29)	(2.02)	—
Total Distributions to Shareholders	(0.10)	(0.81)	(0.39)	(2.17)	(0.09)
NET ASSET VALUE, End of Year	$11.45	$10.14	$10.16	$11.42	$12.26
TOTAL RETURN	13.98%	8.28%	(7.86)%	12.11%	23.12%
RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Year (000's omitted)	$2,874	$9,890	$23,045	$26,763	$31,387
Ratios to Average Net Assets:
Net investment income	0.60%	0.77%	0.99%	1.55%	0.81%
Net expenses	1.14%	1.28%	1.14%	1.14%	1.13%
Gross expenses (b)	2.64%	1.84%	1.37%	1.46%	1.38%
PORTFOLIO TURNOVER RATE	42%	57%	29%	34%	42%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	23

BAYWOOD SOCIALLYRESPONSIBLE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended September 30,
2017	2016	2015	2014	2013
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$10.15	$10.18	$11.45	$12.28	$10.06
INVESTMENT OPERATIONS
Net investment income (a)	0.10	0.14	0.14	0.19	0.12
Net realized and unrealized gain (loss)	1.33	0.66	(0.99)	1.18	2.22
Total from Investment Operations	1.43	0.80	(0.85)	1.37	2.34
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)	(0.30)	(0.13)	(0.18)	(0.12)
Net realized gain	—	(0.53)	(0.29)	(2.02)	—
Total Distributions to Shareholders	(0.15)	(0.83)	(0.42)	(2.20)	(0.12)
NET ASSET VALUE, End of Year	$11.43	$10.15	$10.18	$11.45	$12.28
TOTAL RETURN	14.18%	8.40%	(7.70)%	12.46%	23.38%
RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Year (000's omitted)	$5,404	$5,555	$238,379	$172,830	$45,357
Ratios to Average Net Assets:
Net investment income	0.92%	1.35%	1.22%	1.62%	1.10%
Net expenses	0.89%	0.89%	0.89%	0.89%	0.87%
Gross expenses (b)	2.64%	1.00%	0.87	%(c)	0.96%	0.87%
PORTFOLIO TURNOVER RATE	42%	57%	29%	34%	42%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See Notes to Financial Statements.	24

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

Note 1. Organization
Baywood ValuePlus Fund and Baywood SociallyResponsible Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds II (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. The Baywood ValuePlus Fund commenced operations on December 2, 2013, through a reorganization of a collective investment trust into the Baywood ValuePlus Fund.  The collective investment trust was previously managed by the Baywood ValuePlus Fund's Advisor and portfolio management team.  This collective investment trust was organized and commenced operations on June 27, 2008. The Baywood ValuePlus Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood ValuePlus Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities.
The Baywood SociallyResponsible Fund commenced operations on January 3, 2005. The Baywood SociallyResponsible Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood SociallyResponsible Fund seeks to provide long-term capital growth.
On December 7, 2015, at a special meeting of shareholders of Baywood SociallyResponsible Fund, formerly City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the "Predecessor Fund"), the shareholders approved a proposal to reorganize the Predecessor Fund into the Baywood SociallyResponsible Fund, a newly created series of the Forum Funds II.  The Predecessor Fund was sub-advised by the Fund's Advisor, SKBA Capital Management, LLC, with the same portfolio managers as Baywood SociallyResponsible Fund.  The Baywood SociallyResponsible Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines and restrictions. The primary purpose of the reorganization was to move the Predecessor Fund to a newly created series of Forum Funds II.  As a result of the reorganization, the Baywood SociallyResponsible Fund is now operating under the supervision of a different board of trustees. On January 8, 2016, the Baywood SociallyResponsible Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for Shares of the Baywood SociallyResponsible Fund with the same aggregate value.  No commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews

25

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience,

26

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Advisor – SKBA Capital Management, LLC (the "Advisor") is the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement, the Advisor receives an advisory fee at an annual rate of 0.50% and 0.70% of the average daily net assets of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 of the Act. Under the Plan, each Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of each Fund's average daily net assets of Investor Shares for providing distribution and/or shareholder services to the Funds.
The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 4. Expenses Reimbursed and Fees Waived
The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 0.95% and Institutional Shares to 0.70% through January 31, 2018, for Baywood ValuePlus Fund. The Advisor also has contractually agreed to waive its fees and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 1.14% and Institutional Shares to 0.89% through January 31, 2018, for Baywood SociallyResponsible Fund. Other Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended September 30, 2017, fees waived and expenses reimbursed were as follows:
Investment Advisor Fees Waived	Investment Advisor Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed

Baywood ValuePlus Fund	$11,515	$121,849	$45,000	$178,364
Baywood SociallyResponsible Fund	79,891	59,988	45,000	184,879

The Advisor may be reimbursed by the Funds for fees waived and expenses reimbursed by the Advisor pursuant to the expense cap if such payment is approved by the Board, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. As of September 30, 2017, $415,124 and $230,924 in the Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively, is subject to recapture by the Advisor. Other Waivers are not eligible for recoupment.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments

27

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

during the year ended September 30, 2017, were as follows:

	Purchases	Sales
Baywood ValuePlus Fund	$1,055,730	$1,234,811
Baywood SociallyResponsible Fund	4,490,867	12,542,736

Note 6. Federal Income Tax
As of September 30, 2017, the cost of investments and the components of net unrealized appreciation were as follows:

	Tax Cost of Investment	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Baywood ValuePlus Fund	$2,063,377	$380,171	$(19,536)	$360,635
Baywood SociallyResponsible Fund	7,483,194	947,527	(154,748)	792,779

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
Baywood ValuePlus Fund
2017	$46,824	$38,818	$85,642
2016	222,678	61,442	284,120
2015	229,854	2,129,193	2,359,047
Baywood SociallyResponsible Fund
2017	130,282	71,027	201,309
2016	752,147	1,906,441	2,658,588

Equalization debits included in the distributions were as follows:
	Ordinary Income	Long-Term Capital Gain	Total
Baywood SociallyResponsible Fund
2017	$-	$71,027	$71,027

As of September 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total

Baywood ValuePlus Fund	$40	$73,877	$360,635	$434,552
Baywood SociallyResponsible Fund	1,691	112,413	792,779	906,883

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and equity return of capital.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended September 30, 2017. The following reclassifications were the result of partnerships, equalization, equity return of capital, prior year adjustments for real estate investment trusts, distribution reclassifications, and reclassification of income from a taxable corporate action and have no impact on the net assets of each Fund.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital

Baywood ValuePlus Fund	$(3,645)	$3,645	$-
Baywood SociallyResponsible Fund	46,715	(25,176)	(21,539)

Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund
and the Board of Trustees of Forum Funds II
We have audited the accompanying statements of assets and liabilities of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, each a series of shares of beneficial interest in Forum Funds II (the "Funds"), including the schedules of investments, as of September 30, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years or periods presented during the period December 2, 2013 (commencement of operations) through September 30, 2017 for the Baywood ValuePlus Fund. We have also audited the statement of operations for the year ended September 30, 2017, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended for the Baywood SociallyResponsible Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years presented through September 30, 2014 for the Baywood SociallyResponsible Fund were audited by other auditors, whose report dated November 28, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund as of September 30, 2017, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods detailed above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 17, 2017
29

BAYWOOD FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

Investment Advisory Agreement Approval

At the September 14, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Advisor and the Trust pertaining to the Funds (the "Advisory Agreement"). In preparation for the September meeting, the Board was presented with a range of information to assist in its deliberations. The Board requested and reviewed written responses from the Advisor to a letter circulated on the Board's behalf concerning the Advisor's personnel, operations, financial condition, performance, and services provided to the Funds by the Advisor. During its deliberations, the Board received an oral presentation from the Advisor and discussed the materials with the Advisor, independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), and, as necessary, with the Trust's administrator, Atlantic Fund Services. The Independent Trustees also met in executive session with Independent Legal Counsel while deliberating.

At the September meeting, the Board reviewed, among other matters, the topics discussed below:

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Advisor and a discussion with the Advisor about the Advisor's personnel, operations and financial condition, the Board considered the quality of services provided by the Advisor under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Advisor with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Advisor's senior management and staff.

The Board considered also the adequacy of the Advisor's resources. The Board noted the Advisor's representation that the firm is financially stable and has the operational capability and necessary staffing and experience to continue providing quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Advisor in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Advisor regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. The Board observed that the ValuePlus Fund underperformed the Russell 1000 Value Index, the primary benchmark index for the ValuePlus Fund, for the one-, three- and five-year periods ended June 30, 2017. The Board also considered the ValuePlus Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") believed to have characteristics similar to those of the Funds. Based on the information provided by Broadridge, the Board observed that the ValuePlus Fund underperformed the median of the Broadridge peers for the one-year period ended June 30, 2017, and outperformed the median of the Broadridge peers for three-year period ended June 30, 2017. The Board noted the Advisor's representation that the ValuePlus Fund's underperformance relative to its primary benchmark index and peers over the one-year period could be attributed, in part, to the ValuePlus Fund's overweight exposure in the energy sector during a period in which energy stocks underperformed the overall market . The Board noted the Advisor's representation that the ValuePlus Fund underperformed the benchmark over the three- and five-year periods as a result of such periods having been marked by high absolute returns, an environment in which the ValuePlus Fund's strategy tended to underperform.

The Board observed that the SociallyResponsible Fund had underperformed the MSCI KLD 400 Social Index, the primary benchmark index, for the one-, three-, five- and 10-year periods ended June 30, 2017. The Board noted the Advisor's representation that the primary benchmark index was not an ideal comparison because it is comprised of companies with growth oriented strategies, which outperformed value investing in general over the last five years. The Board observed that the SociallyResponsible Fund underperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended June 30, 2017. The Board noted the Advisor's representation that the SociallyResponsible Fund's underperformance relative to the Broadridge peers could be attributed, in part, to the SociallyResponsible Fund having a different set of characteristics than the Broadridge peers due to the "socially responsible" criteria, which will cause the SociallyResponsible Fund to perform differently than peers that do not have such "socially responsible" constraints and conditions. The Board noted also the Advisor's representation that the Advisor had recently implemented a change in the investment strategy for the SociallyResponsible Fund, which provided additional flexibility in the management of the portfolio.

Based on the foregoing and other relevant factors, the Board concluded that the Advisor's management of each Fund could benefit each Fund and their respective shareholders.

30

BAYWOOD FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

Compensation

The Board evaluated the Advisor's compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of the Funds' respective Broadridge peer groups. The Board noted that the Advisor's actual advisory fee rate and actual total expense ratio for each of the Funds was less than the median of their respective Broadridge peers. Based on the foregoing, the Board concluded that the Advisor's advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Advisor regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Advisor's resources devoted to the Fund, as well as the Advisor's discussion of costs and profitability. The Board noted the Advisor's representation that, as a result of the contractual expense limitation arrangement in place for the Funds, the Advisor was not earning any profit from its mutual fund operations but that the Advisor was willing to continue subsidizing the Funds in an effort to support growth initiatives. The Board noted that based on other applicable considerations, the Board concluded that the Advisor's costs of services and profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Advisor's representation that economies of scale could be experienced by shareholders of the Funds upon reaching significantly higher asset levels but that, in light of the Funds' current asset levels, breakpoints in the advisory fee were not believed by the Advisor to be appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Advisor's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (855) 409-2297 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 409-2297 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

31

BAYWOOD FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
Baywood ValuePlus Fund
Investor Shares
Actual	$1,000.00	$1,060.27	$4.91	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Shares
Actual	$1,000.00	$1,061.93	$3.62	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

Baywood SociallyResponsible Fund
Investor Shares
Actual	$1,000.00	$1,049.01	$5.86	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
Institutional Shares
Actual	$1,000.00	$1,049.15	$4.57	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%

*
Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Baywood ValuePlus Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Baywood SociallyResponsible  Fund designates 100.00% of its income dividend distributed as DRD and 100.00% for QDI.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 409-2297.

32

BAYWOOD FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	45	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; Independent Consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008- 2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company) 2005- 2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	24	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	24	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	24	Trustee, U.S. Global Investors Funds
John Y. Keffer[2] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	45	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

33

Gurtin Municipal Bond Management

2017 Annual Funds Report

September 30, 2017

TABLE OF CONTENTS

A Message to Our Shareholders	1

Gurtin National Municipal Opportunistic Value Fund
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11

Gurtin California Municipal Opportunistic Value Fund
Performance Chart and Analysis (Unaudited)	13
Schedule of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22

Gurtin National Municipal Intermediate Value Fund
Performance Chart and Analysis (Unaudited)	23
Schedule of Investments	25
Statement of Assets and Liabilities	33
Statement of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36

Gurtin California Municipal Intermediate Value Fund
Performance Chart and Analysis (Unaudited)	37
Schedule of Investments	39
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46

Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	52
Additional Information (Unaudited)	53

GURTIN VALUE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
SEPTEMBER 30, 2017

Dear Shareholders:
The 12-month period from September 30, 2016 to September 30, 2017 was characterized in part by low interest rates, political change, policy speculation, and increased credit risk among certain obligors, which contributed to a surprisingly small degree of volatility in the municipal market. During this period, we once again worked to serve our clients' best interests through the disciplined management of the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund (the Gurtin Intermediate Value Funds) as well as the Gurtin National Municipal Opportunistic Value Fund and the Gurtin California Municipal Opportunistic Value Fund (the Gurtin Opportunistic Value Funds).
Although the municipal bond market experienced volatility associated with the U.S. presidential election in the fourth quarter of 2016, it ultimately stabilized in the first quarter of 2017, and yields remained low and stable throughout the second and third quarters of 2017. Following the election and inauguration of President Donald Trump in November 2016, economic speculation was pervasive and included discussions regarding potential tax reform implications, whom he would nominate to fill the open seats on the Federal Open Market Committee (FOMC), and his stance on monetary policy. Regardless of the speculation, the economy showed signs of improvement, many of which have not been seen since the 2008 financial crisis or before it. For instance, the unemployment rate reached 4.3%, which is a 16-year low; however, wage growth was stagnant. Interestingly, inflation remained below the Federal Reserve's 2% target in spite of the relatively healthy economy.
Over the past 12 months, the market witnessed widespread speculation about the credit quality of certain obligors, including the state of Illinois, the city of Hartford, Connecticut, the U.S. Virgin Islands, and the Commonwealth of Puerto Rico, whose credit risk was further augmented by recent hurricanes that greatly damaged the Caribbean. In order to meet our investment objectives across the Funds, we avoided these low quality obligors. However, these high profile cases were a source of risk mispricing, and we were able to find some attractive investment opportunities in high quality obligors within Illinois and Connecticut.
Ultimately, we believe any municipal market dislocation – whether resulting from interest rate volatility, credit risk mispricing, or political uncertainty – would likely create opportunities for our style of fundamental management, which is characterized by patience, investment based on data rather than market opinion, and a commitment to maintaining our investment discipline regardless of the investment environment. Thus, rather than speculating about the potential future direction of interest rates, we remain watchful for increased volatility in the municipal market, recognizing that this could provide enticing investment opportunities for the Gurtin Funds.
Sincerely,
William R. Gurtin
CEO, CIO, Managing Partner
 Gurtin Municipal Bond Management
Important Information:
There can be no guarantee that any strategy or approach to risk management will be successful. All investing involves risk, including the potential loss of principal.
Bonds: Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit and inflation risk; investments may be worth more or less than the original cost when redeemed. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax; a strategy concentrating in a single or limited number of states is subject to greater risk of adverse economic conditions and regulatory changes. The value of most bond funds and fixed income securities is impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Credit risk refers to an issuer's ability to make interest and principal payments when due.
Effective Duration: Measures the sensitivity of the price of a bond with embedded options to changes in interest rates, taking into account the likelihood of the bond being called, put and/or sunk prior to its final maturity date.

2

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin National Municipal Opportunistic Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years  ("BAML Muni Misc 7-12") and the Bank of America Merrill Lynch Municipal Blended Index ("BAML Muni Blended"), since inception. The BAML Muni Misc 7-12 was formerly known as the Merrill Lynch Municipal Miscellaneous 7-12 Years Index and measures the performance of municipal securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years. The BAML Muni Blended is a blend of 75% of The Bank of America Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years, and 25% of the Bank of America Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 12 years and less than 22 years. The total returns of both the BAML Muni Misc 7-12 and the BAML Muni Blended includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Misc 7-12 and the BAML Muni Blended do not include expenses. The Fund is professionally managed, while the BAML Muni Misc 7-12 and the BAML Muni Blended are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 0.71%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.60%, through February 1, 2018 (the "Expense Cap"). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total annual fund operating expenses after fee waiver and/or expense reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater

3

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

than one year are annualized. Effective October 22, 2017, the BAML Muni Misc 7-12 and the BAML Muni Blended will be named ICE BofAML Municipal Miscellaneous Index 7-12 Years and the ICE BofAML Municipal Blended Index, respectively.
The Fund's outperformance relative to the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 during the twelve months that ended September 30, 2017, was largely attributable to the Fund's relatively more conservative positioning during a period of rising interest rates and our ability to nimbly deploy capital when opportunities arose post-election. The Fund's effective duration as of each month-end was 41% and 48% of the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 on average, respectively. Our more conservative positioning was deliberate, as we maintained our discipline of opportunistically deploying capital only as attractive investments became available. More specifically, at the start of this twelve-month period, the Fund's effective duration was the lowest of the period, reflecting the difficult investment environment created by low yields, a flat yield curve, tight spreads, and mutual fund inflows. However, the presidential election ushered in a rapid and steep rise in longer-term interest rates that created opportunities for us to extend duration and invest at higher yields. This combination of conservative positioning and calculated duration extension resulted in significant outperformance in the fourth quarter of 2016. Over the remaining three quarters of the 12-month period, during which longer-term rates inched back down, our shorter duration allowed for less price appreciation as compared to the benchmark, somewhat moderating the initial outperformance.

A privately offered fund managed by the Gurtin National Municipal Opportunistic Value Fund's Adviser and portfolio management team ("Predecessor Fund") reorganized into the Gurtin National Municipal Opportunistic Value Fund on November 3, 2014. This Predecessor Fund was organized on November 16, 2009, and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Gurtin National Municipal Opportunistic Value Fund. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Gurtin National Municipal Opportunistic Value Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Gurtin National Municipal Opportunistic Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Gurtin National Municipal Opportunistic Value Fund, the performance may have been higher or lower. Past performance is not indicative of future results.

4

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 95.5%
California - 13.8%
$75,000	California Health Facilities Financing Authority, California RB, Series A	5.00%	04/01/25	$75,242
500,000	California State Public Works Board, California RB, Series B1	5.63	03/01/30	551,545
2,875,000	California State Public Works Board, California RB, Series G	5.00	11/01/37	3,282,819
1,000,000	City of Fairfield, California COP, Series A (a)	6.55	04/01/30	665,550
665,000	County of San Bernardino, California COP	5.00	08/01/28	666,782
1,450,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/29	1,680,869
1,000,000	Modesto Irrigation District, California RB (USD 3 Month LIBOR +0.58%) (b)	1.46	09/01/27	969,580
1,000,000	Natomas Unified School District, California GOB (a)	5.05	08/01/26	618,540
1,000,000	Natomas Unified School District, California GOB (a)	5.14	08/01/27	583,920
3,050,000	Sacramento County Sanitation Districts Financing Authority, California RB, Series B (USD 3 Month LIBOR +0.53%) (b)	1.41	12/01/35	2,770,803
2,225,000	State of California, California GOB	5.50	08/01/29	2,307,258
130,000	State of California, California GOB, Series 07	5.13	10/01/27	130,456
1,500,000	Stockton East Water District, California COP, Series B (a)	5.96-5.97	04/01/20	1,296,405
2,200,000	Stockton East Water District, California COP, Series B (a)	6.09	04/01/26	1,321,210
250,000	Victor Valley Community College District, California GOB, Series A	5.38	08/01/29	270,140

				17,191,119

Principal	Security Description	Rate	Maturity	Value

Colorado - 1.2%
$1,350,000	State of Colorado Department of Transportation, Colorado COP	5.00%	06/15/41	$1,421,010

Connecticut - 2.4%
3,000,000	State of Connecticut, Connecticut GOB, Series A (SIFMA Muni Swap +0.95%) (b)	1.89	03/01/24	2,987,370

District of Columbia - 3.4%
1,350,000	Metropolitan Washington Airports Authority, District of Columbia RB, Series B	5.00	10/01/32	1,350,310
2,900,000	Washington Convention & Sports Authority, District of Columbia RB, Series A	4.50	10/01/30	2,907,801

				4,258,111
Florida - 11.1%
5,650,000	City of Tallahassee Utility System Revenue, Florida RB	5.00	10/01/32	5,668,589
2,775,000	County of Miami-Dade Transit System, Florida RB	5.00	07/01/32	2,860,442
5,250,000	County of Orange Tourist Development Tax, Florida RB	5.00	10/01/19	5,251,260

				13,780,291
Illinois - 21.7%
2,465,000	Chicago O'Hare International Airport, Illinois RB, Series B	5.00	01/01/32	2,850,255
1,000,000	Chicago O'Hare International Airport, Illinois RB, Series B	5.00	01/01/33	1,157,120
1,000,000	Chicago O'Hare International Airport, Illinois RB, Series B	5.00	01/01/41	1,138,190
500,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/27	532,820
525,000	Chicago Park District, Illinois GOB, Series A	5.50	01/01/33	596,474
980,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/33	1,030,117

See Notes to Financial Statements.	5

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$3,000,000	Chicago Park District, Illinois GOB, Series A	5.75%	01/01/38	$3,485,790
1,975,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/40	2,137,740
1,500,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/27	1,609,200
920,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/29	989,524
1,000,000	Illinois Finance Authority, Illinois RB, Series A	5.25	08/15/33	1,033,220
850,000	Illinois Finance Authority, Illinois RB, Series A	5.50	04/01/44	896,640
3,500,000	Illinois Finance Authority, Illinois RB, Series A	5.00	02/15/45	3,846,220
525,000	Illinois Finance Authority, Illinois RB, Series D	6.25	11/01/28	554,531
1,805,000	Illinois State Toll Highway Authority, Illinois RB, Series A	5.00	01/01/40	2,054,397
1,030,000	University of Illinois, Illinois RB, Series A	5.13	04/01/36	1,117,684
900,000	University of Illinois, Illinois RB, Series A	5.00	04/01/39	1,006,794
825,000	Will Grundy Etc Counties Community College District No. 525, Illinois GOB, Series B	5.25	06/01/36	954,500

				26,991,216
Indiana - 3.5%
2,150,000	Indiana Finance Authority, Indiana RB	5.00	11/01/21	2,241,203
1,950,000	Indiana Finance Authority, Indiana RB, Series A	5.00	05/01/42	2,127,235

				4,368,438
Kansas - 0.9%
1,000,000	Topeka Public Building Commission, Kansas RB, Series A	5.00	06/01/22	1,045,250

Maryland - 0.5%
625,000	Montgomery County Housing Opportunites Commission, Maryland RB, Series C	5.00	07/01/31	663,413

Principal	Security Description	Rate	Maturity	Value

Massachusetts - 0.6%
$765,000	Massachusetts Housing Finance Agency, Massachusetts RB, Series C	5.00%	12/01/30	$792,892

Michigan - 0.5%
550,000	Michigan State Building Authority, Michigan RB, Series A	5.20	10/15/31	628,430

Missouri - 0.9%
1,000,000	City of St. Louis Airport Revenue, Missouri RB	6.63	07/01/34	1,089,090

New York - 15.4%
1,000,000	Metropolitan Transportation Authority, New York RB, Series C	5.00	11/15/28	1,025,900
1,000,000	New York City Water & Sewer System, New York RB, Series A	5.75	06/15/40	1,035,300
5,000,000	New York City Water & Sewer System, New York RB, Series DD	5.00	06/15/32	5,143,050
2,500,000	New York City Water & Sewer System, New York RB, Series EE	5.25	06/15/40	2,673,175
50,000	New York State Dormitory Authority, New York RB	5.75	02/15/19	50,194
1,000,000	New York State Dormitory Authority, New York RB	5.00	07/01/38	1,031,530
2,625,000	New York State Dormitory Authority, Series C	5.00	07/01/40	2,794,654
3,650,000	New York State Thruway Authority, New York RB, Series H	5.00	01/01/25	3,686,135
1,410,000	Schenectady Metroplex Development Authority, New York RB, Series A	5.50	08/01/33	1,661,065

				19,101,003
Ohio - 10.9%
2,950,000	American Municipal Power, Inc., Ohio RB, Series B	5.00	02/15/37	3,252,641

See Notes to Financial Statements.	6

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$5,225,000	Ohio Higher Educational Facility Commission, Ohio RB, Series A	5.25%	01/01/33	$5,282,370
5,000,000	Ohio Higher Educational Facility Commission, Ohio RB, Series A	5.50	01/01/43	5,058,100

				13,593,111
Pennsylvania - 3.4%
1,300,000	Elizabethtown Area School District, Pennsylvania GOB	2.00	03/01/18	1,301,170
2,600,000	Pennsylvania Turnpike Commission, Pennsylvania RB, Series A-1	5.00	12/01/41	2,951,858

				4,253,028
Texas - 1.4%
2,000,000	County of Harris, Texas RB (USD 3 Month LIBOR +0.67%) (b)	1.55	08/15/35	1,727,660

Virginia - 2.2%
2,775,000	Fairfax County Redevelopment & Housing Authority, Virginia RB	4.75	04/01/38	2,778,163

Washington - 1.7%
1,715,000	Central Puget Sound Regional Transit Authority, Washington RB	4.75	02/01/28	1,844,071
250,000	State of Washington, Washington COP, Series D	5.45	07/01/28	263,940

				2,108,011

Total Municipal Bonds (Cost $115,646,787)	118,777,606

Shares	Security Description	Value

Money Market Fund - 3.4%
4,243,455	Fidelity Investments Money Market Government Portfolio - Class I, 0.91% (c) (Cost $4,243,455)	4,243,455

Total Investments - 98.9% (Cost $119,890,242)		$123,021,061
Other Assets & Liabilities, Net – 1.1%		1,429,471
Net Assets – 100.0%		$124,450,532

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Floating rate security. Rate presented is as of September 30, 2017.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

COP         Certificate of Participation
GOB         General Obligation Bond
LIBOR      London Interbank Offered Rate
RB            Revenue Bond
SIFMA      Securities Industry and Financial Markets Association

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	123,021,061
Level 3 - Significant Unobservable Inputs	-
Total	$123,021,061

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2017.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	96.6%
Money Market Funds	3.4%

100.0%

See Notes to Financial Statements.	7

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $119,890,242)	$123,021,061
Receivables:
Dividends and interest	1,583,598
Prepaid expenses	9,374
Total Assets	124,614,033

LIABILITIES
Payables:
Fund shares redeemed	76,324
Distributions payable	9,415
Accrued Liabilities:
Investment adviser fees	38,327
Fund services fees	10,099
Other expenses	29,336
Total Liabilities	163,501

NET ASSETS	$124,450,532

COMPONENTS OF NET ASSETS
Paid-in capital	$121,282,823
Distributions in excess of net investment income	(687)
Accumulated net realized gain	37,577
Net unrealized appreciation	3,130,819
NET ASSETS	$124,450,532
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	12,324,729
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.10

See Notes to Financial Statements.	8

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income .	$29,055
Interest income	2,964,091
Total Investment Income	2,993,146
Adviser
EXPENSES
Investment adviser fees	527,708
Fund services fees	146,423
Custodian fees	12,499
Registration fees	24,014
Professional fees	33,004
Trustees' fees and expenses	6,880
Other expenses	50,054
Total Expenses	800,582
Fees waived and expenses reimbursed	(97,685)
Net Expenses	702,897

NET INVESTMENT INCOME	2,290,249

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	38,007
Net change in unrealized appreciation (depreciation) on investments	(355,549)
NET REALIZED AND UNREALIZED LOSS	(317,542)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,972,707

See Notes to Financial Statements.	9

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2017	#	43008 #	#	42643
		For the Years Ended September 30,
		2017		2016
OPERATIONS
Net investment income		$2,290,249		$1,933,580
Net realized gain		38,007		224,340
Net change in unrealized appreciation (depreciation)		(355,549)		1,229,771
Increase in Net Assets Resulting from Operations		1,972,707		3,387,691

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(2,290,691)		(1,933,804)
Net realized gain		(208,685)		-
Total Distributions to Shareholders		(2,499,376)		(1,933,804)

CAPITAL SHARE TRANSACTIONS
Sale of shares		36,522,174		27,315,987
Reinvestment of distributions		2,326,212		1,729,254
Redemption of shares		(22,793,405)		(13,308,725)
Increase in Net Assets from Capital Share Transactions		16,054,981		15,736,516
Increase in Net Assets		15,528,312		17,190,403

NET ASSETS
Beginning of Year		108,922,220		91,731,817
End of Year (Including line (a))		$124,450,532		$108,922,220

SHARE TRANSACTIONS
Sale of shares		3,637,003		2,713,337
Reinvestment of distributions		231,932		171,051
Redemption of shares		(2,276,060)		(1,315,943)
Increase in Shares		1,592,875		1,568,445

(a) Distributions in excess of net investment income		$(687)		$(219)

See Notes to Financial Statements.	10

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended September 30,		November 3, 2014 (a) through
	2017	2016	September 30, 2015
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.15	$10.01	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.20	0.18	0.20
Net realized and unrealized gain (loss)	(0.03)	0.14	0.02
Total from Investment Operations	0.17	0.32	0.22
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)	(0.18)	(0.21)
Net realized gain	(0.02)	—	—
Total Distributions to Shareholders	(0.22)	(0.18)	(0.21)
NET ASSET VALUE, End of Period	$10.10	$10.15	$10.01
TOTAL RETURN	1.64%	3.26%	2.18	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$124,451	$108,922	$91,732
Ratios to Average Net Assets:
Net investment income	1.95%	1.81%	2.21	%(d)
Net expenses	0.60%	0.60%	0.60	%(d)
Gross expenses (e)	0.68%	0.71%	0.93	%(d)
PORTFOLIO TURNOVER RATE	41%	59%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

 [INTENTIONALLY LEFT BLANK]

12

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin California Municipal Opportunistic Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years  ("BAML Muni Misc 7-12") and the Bank of America Merrill Lynch Municipal Blended Index ("BAML Muni Blended"), since inception. The BAML Muni Misc 7-12 was formerly known as the Merrill Lynch Municipal Miscellaneous 7-12 Years Index and measures the performance of municipal securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years. The BAML Muni Blended is a blend of 75% of The Bank of America Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years, and 25% of the Bank of America Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 12 years and less than 22 years. The total returns of both the BAML Muni Misc 7-12 and the BAML Muni Blended includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Misc 7-12 and the BAML Muni Blended do not include expenses. The Fund is professionally managed, while the BAML Muni Misc 7-12 and the BAML Muni Blended are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 0.65%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.60%, through February 1, 2018 (the "Expense Cap"). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total annual fund operating expenses after fee waiver and/or expense

13

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Effective October 22, 2017, the BAML Muni Misc 7-12 and the BAML Muni Blended will be named ICE BofAML Municipal Miscellaneous Index 7-12 Years and the ICE BofAML Municipal Blended Index, respectively.
The Fund's outperformance relative to the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 during the twelve months that ended September 30, 2017, was largely attributable to the Fund's relatively more conservative positioning during a period of rising interest rates and our ability to nimbly deploy capital when opportunities arose post-election. The Fund's effective duration as of each month-end was 49% and 57% of the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 on average, respectively. Our more conservative positioning was deliberate, as we maintained our discipline of opportunistically deploying capital only as attractive investments became available. More specifically, at the start of this twelve-month period, the Fund's effective duration was the lowest of the period, reflecting the difficult investment environment created by low yields, a flat yield curve, tight spreads, and mutual fund inflows. However, the presidential election ushered in a rapid and steep rise in longer-term interest rates that created opportunities for us to extend duration and invest at higher yields. This combination of conservative positioning and calculated duration extension resulted in significant outperformance in the fourth quarter of 2016. Over the remaining three quarters of the 12-month period, during which longer-term rates inched back down, our shorter duration allowed for less price appreciation as compared to the benchmark, somewhat moderating the initial outperformance.

A privately offered fund managed by the Gurtin California Municipal Opportunistic Value Fund's Adviser and portfolio management team ("Predecessor Fund") reorganized into the Gurtin California Municipal Opportunistic Value Fund on November 3, 2014. This Predecessor Fund was organized on November 16, 2009, and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Gurtin California Municipal Opportunistic Value Fund. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Gurtin California Municipal Opportunistic Value Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Gurtin California Municipal Opportunistic Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Gurtin California Municipal Opportunistic Value Fund, the performance may have been higher or lower. Past performance is not indicative of future results.

14

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 98.1%
California - 88.6%
$1,000,000	Abag Finance Authority for Nonprofit Corps, California RB	5.00%	01/01/33	$1,151,980
1,160,000	Alameda Public Financing Authority, California RB, Series A	5.25	07/01/29	1,282,937
7,655,000	Anaheim Housing & Public Improvements Authority, California RB	5.00	10/01/33	8,684,827
2,465,000	Anaheim Housing & Public Improvements Authority, California RB	5.00	10/01/34	2,790,454
12,865,000	Bay Area Toll Authority, California RB, Series B (a)	1.50	04/01/47	12,865,515
1,000,000	Bay Area Toll Authority, California RB, Series F1	5.00	04/01/39	1,020,920
290,000	Bret Harte Union High School District, California COP	4.25	09/01/20	290,827
700,000	California Infrastructure & Economic Development Bank, California RB	5.00	08/15/23	724,017
500,000	California Infrastructure & Economic Development Bank, California RB	5.75	08/15/29	553,165
500,000	California State Public Works Board, California RB, Series B	6.00	04/01/27	536,465
500,000	California State Public Works Board, California RB, Series B1	5.40	03/01/26	548,100
4,100,000	California State Public Works Board, California RB, Series G	5.00	11/01/37	4,681,585
1,000,000	California State Public Works Board, California RB, Series G1	5.75	10/01/30	1,095,020

Principal	Security Description	Rate	Maturity	Value

$600,000	California State Public Works Board, California RB, Series I-1	6.13%	11/01/29	$663,930
3,565,000	California Statewide Communities Development Authority, California RB	5.25	12/01/27	3,592,843
2,150,000	California Statewide Communities Development Authority, California RB	5.00	07/01/29	2,289,535
2,175,000	California Statewide Communities Development Authority, California RB, Series A	5.00	08/15/46	2,443,221
1,000,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	1,241,260
1,910,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/33	2,370,807
2,000,000	City of Fairfield, California COP, Series A (b)	6.55	04/01/30	1,331,100
1,000,000	City of Fresno Water System, California RB, Series A	5.25	06/01/18	1,003,650
5,000,000	City of Los Angeles Department of Airports, California RB, Series A	5.25	05/15/39	5,332,300
1,690,000	City of Vallejo Water Revenue, California RB	5.00	05/01/18	1,695,442
2,575,000	Coachella Valley Unified School District, California GOB, Series D	5.00	08/01/37	2,886,575
1,390,000	County of San Bernardino, California COP	5.00	08/01/28	1,393,725
1,275,000	County of San Bernardino, California COP	4.75	08/01/28	1,278,927
2,835,000	Dublin Unified School District, California GOB, Series D (b)	5.73	08/01/34	1,070,383

See Notes to Financial Statements.	15

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$1,500,000	Elk Grove Finance Authority, California Special Tax Bond	5.00%	09/01/38	$1,694,310
1,600,000	Fresno Unified School District, California GOB, Series G (b)	6.10	08/01/41	375,264
4,340,000	Golden State Tobacco Securitization Corp., California RB	5.00	06/01/40	4,969,126
125,000	Golden State Tobacco Securitization Corp., California RB, Series A	4.60	06/01/23	127,885
1,000,000	Los Angeles Community Redevelopment Agency, California RB	5.00	09/01/37	1,011,270
9,000,000	Los Angeles Department of Water & Power System, California RB	5.25	07/01/38	9,287,370
5,000,000	Metropolitan Water District of Southern California, California RB, Series A4 (SIFMA Muni Sweep +0.38%)(c)	1.32	07/01/36	5,001,000
3,185,000	Modesto Irrigation District, California RB (USD 3 Month LIBOR +0.58%) (c)	1.46	09/01/27	3,088,112
1,600,000	Modesto Irrigation District, California RB (USD 3 Month LIBOR +0.63%)(c)	1.51	09/01/37	1,420,688
2,650,000	Oakland Unified School District/Alameda County, California GOB	6.63	08/01/38	3,196,589
770,000	Oxnard School District, California GOB, Series A	5.75	08/01/30	924,115
2,500,000	Port of Oakland, California RB, Series P	5.00	05/01/33	2,837,475
5,120,000	Regents of the University of California Medical Center Pooled Revenue, California RB, Series C2 (USD 3 Month LIBOR +0.74%) (c)	1.62	05/15/43	4,302,848

Principal	Security Description	Rate	Maturity	Value

$9,525,000	Sacramento County Sanitation Districts Financing Authority, California RB, Series B (USD 3 Month LIBOR +0.53%)(c)	1.41%	12/01/35	$8,653,081
2,000,000	Sacramento County Water Financing Authority, California RB, Series B (USD 3 Month LIBOR +0.55%) (c)	1.43	06/01/34	1,843,360
5,475,000	San Bernardino City Unified School District, California GOB, Series C	5.00	08/01/40	6,275,773
1,000,000	San Diego Public Facilities Financing Authority, California RB, Series A	5.25	04/15/29	1,156,710
5,000,000	San Francisco City & County Airport Comm-San Francisco International Airport, California RB, Series E	6.00	05/01/39	5,393,650
2,500,000	San Jose Redevelopment Agency, California Tax Allocation Bond, Series D	5.00	08/01/21	2,508,350
2,275,000	San Jose Unified School District, California GOB, Series D	5.00	08/01/32	2,354,375
105,000	San Mateo Union High School District, California GOB, Series A (b)	6.02	09/01/25	76,733
895,000	San Mateo Union High School District, California GOB, Series A (b)	6.02	09/01/25	664,645
1,250,000	San Ysidro School District, California COP	5.00	09/01/42	1,404,337
5,000	State of California, California GOB	5.00	10/01/28	5,017
4,000,000	State of California, California GOB	5.50	08/01/29	4,147,880
20,000	State of California, California GOB	4.50	08/01/30	20,052
2,400,000	State of California, California GOB	6.50	04/01/33	2,595,168
4,400,000	State of California, California GOB	6.00	04/01/35	4,725,028

See Notes to Financial Statements.	16

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$220,000	State of California, California GOB	5.00%	11/01/37	$220,768
2,825,000	State of California, California GOB	5.00	11/01/37	2,835,735
305,000	State of California, California GOB	5.00	11/01/37	306,159
8,065,000	State of California, California GOB	6.00	04/01/38	8,656,971
1,335,000	State of California, California GOB	5.00	04/01/38	1,362,928
375,000	State of California, California GOB	5.00	04/01/38	382,549
135,000	State of California, California GOB, Series 07	5.13	10/01/27	135,474
85,000	State of California, California GOB, Series 2007	5.75	05/01/30	85,343
3,300,000	Stockton East Water District, California COP, Series B (b)	5.96-6.00	04/01/21	2,685,969
2,000,000	Stockton East Water District, California COP, Series B (b)	6.08	04/01/25	1,276,500
1,300,000	Stockton Public Financing Authority, California RB, Series A	6.25	10/01/40	1,592,838
775,000	Stockton Unified School District, California GOB	5.00	07/01/27	889,444
1,600,000	Tulare County Board of Education, California COP	5.38	05/01/33	1,856,160
250,000	Victor Valley Community College District, California GOB, Series A	5.38	08/01/29	270,140

				167,436,699
Illinois - 9.5%
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/30	1,113,860
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/35	1,092,960
2,050,000	Chicago Park District, Illinois GOB, Series A	5.75	01/01/38	2,381,957
2,325,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/40	2,516,580
1,755,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	1,994,487
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	1,136,460

Principal	Security Description	Rate	Maturity	Value

$1,580,000	Chicago Park District, Illinois GOB, Series C	5.00%	01/01/23	$1,762,822
1,600,000	Chicago Park District, Illinois GOB, Series C	5.25	01/01/37	1,718,048
3,895,000	Chicago Park District, Illinois GOB, Series C	5.25	01/01/40	4,164,690

				17,881,864
Total Municipal Bonds (Cost $179,282,500)				185,318,563

Shares	Security Description	Value

Money Market Fund - 0.8%
1,442,814	Fidelity Investments Money Market Government Portfolio - Class I, 0.91% (d) (Cost $1,442,814)	1,442,814

Total Investments - 98.9% (Cost $180,725,314)	$186,761,377
Other Assets & Liabilities, Net – 1.1%	2,114,951
Net Assets – 100.0%	$188,876,328

(a)	Adjustable or variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of September 30, 2017.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Floating rate security. Rate presented is as of September 30, 2017.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.
COP Certificate of Participation
GOB General Obligation Bond
LIBOR             London Interbank Offered Rate
RB    Revenue Bond
SIFMA             Securities Industry and Financial Markets Association

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	186,761,377
Level 3 - Significant Unobservable Inputs	-
Total	$186,761,377

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2017.

See Notes to Financial Statements.	17

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	99.2%
Money Market Funds	0.8%

100.0%

See Notes to Financial Statements.	18

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $180,725,314)	$186,761,377
Receivables:
Dividends and interest	2,359,125
Prepaid expenses	4,846
Total Assets	189,125,348

LIABILITIES
Payables:
Fund shares redeemed	101,489
Distributions payable	30,635
Accrued Liabilities:
Investment adviser fees	73,126
Fund services fees	12,554
Other expenses	31,216
Total Liabilities	249,020

NET ASSETS	$188,876,328

COMPONENTS OF NET ASSETS
Paid-in capital	$182,786,452
Undistributed net investment income	429
Accumulated net realized gain	53,384
Net unrealized appreciation	6,036,063
NET ASSETS	$188,876,328
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	18,686,480
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.11

See Notes to Financial Statements.	19

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income .	$40,882
Interest income	4,787,783
Total Investment Income	4,828,665
Adviser
EXPENSES
Investment adviser fees	861,871
Fund services fees	209,876
Custodian fees	19,841
Registration fees	2,094
Professional fees	36,906
Trustees' fees and expenses	9,876
Other expenses	74,538
Total Expenses	1,215,002
Fees waived and expenses reimbursed	(66,650)
Net Expenses	1,148,352

NET INVESTMENT INCOME	3,680,313

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	53,384
Net change in unrealized appreciation (depreciation) on investments	(1,479,714)
NET REALIZED AND UNREALIZED LOSS	(1,426,330)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,253,983

See Notes to Financial Statements.	20

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2015	#	43008 #	#	42643
		For the Years Ended September 30,
		2017		2016
OPERATIONS
Net investment income		$3,680,313		$3,567,139
Net realized gain		53,384		393,489
Net change in unrealized appreciation (depreciation)		(1,479,714)		2,280,170
Increase in Net Assets Resulting from Operations		2,253,983		6,240,798

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(3,679,890)		(3,567,134)
Net realized gain		(306,163)		-
Total Distributions to Shareholders		(3,986,053)		(3,567,134)

CAPITAL SHARE TRANSACTIONS
Sale of shares		25,552,927		40,612,199
Reinvestment of distributions		3,767,940		3,404,936
Redemption of shares		(29,174,844)		(18,693,551)
Increase in Net Assets from Capital Share Transactions		146,023		25,323,584
Increase (Decrease) in Net Assets		(1,586,047)		27,997,248

NET ASSETS
Beginning of Year		190,462,375		162,465,127
End of Year (Including line (a))		$188,876,328		$190,462,375

SHARE TRANSACTIONS
Sale of shares		2,566,913		4,002,872
Reinvestment of distributions		375,495		334,511
Redemption of shares		(2,907,415)		(1,834,265)
Increase in Shares		34,993		2,503,118

(a) Undistributed net investment income		$429		$22

See Notes to Financial Statements.	21

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended September 30,		November 3, 2014 (a) through
	2017	2016	September 30, 2015
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.21	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.19	0.20	0.19
Net realized and unrealized gain (loss)	(0.08)	0.15	0.07
Total from Investment Operations	0.11	0.35	0.26
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)	(0.20)	(0.20)
Net realized gain	(0.02)	—	—
Total Distributions to Shareholders	(0.21)	(0.20)	(0.20)
NET ASSET VALUE, End of Period	$10.11	$10.21	$10.06
TOTAL RETURN	1.11%	3.49%	2.55	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$188,876	$190,462	$162,465
Ratios to Average Net Assets:
Net investment income	1.92%	1.94%	2.09	%(d)
Net expenses	0.60%	0.60%	0.60	%(d)
Gross expenses (e)	0.63%	0.65%	0.79	%(d)
PORTFOLIO TURNOVER RATE	44%	58%	83	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	22

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin National Municipal Intermediate Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Blended 85% Index ("BAML Muni Blended 85%") and the Bank of America Merrill Lynch 1-12 Year Municipal  Index ("BAML 1-12 Muni Index"), since inception. The BAML Muni Blended 85% is a blend of 85% of the Bank of America Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the Bank of America Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years. BAML 1-12 Year Muni is an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years. The total returns of both the BAML Muni Blended 85% and the BAML Muni Index 1-12 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Blended 85% and the BAML Muni Index 1-12 do not include expenses. The Fund is professionally managed, while the BAML Muni Blended 85% and the BAML Muni Index 1-12 are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 0.66%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.39%, through February 1, 2018 (the "Expense Cap"). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total annual fund operating expenses after fee waiver and/or expense reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Effective October 22, 2017, the BAML Muni Blended 85% and the BAML Muni Index 1-12 will

23

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

be named ICE BofAML Municipal Blended 85% Index and the ICE BofAML 1-12 Year Municipal Index, respectively.

The Fund's underperformance of the benchmark BAML Muni Blended 85% and the BAML 1-12 Muni Index during the twelve months that ended September 30, 2017, was primarily attributable to the Fund's slightly higher effective duration during a period that saw longer-term interest rates increase. With a neutral view on the direction of interest rates, the Fund performed in line with expectations given the rapid increase in rates in the fourth quarter of 2016. More specifically, at the start of this twelve-month period, when the Fund's effective duration was slightly higher, the presidential election ushered in a rapid and steep rise in longer-term interest rates as well as spread widening that resulted in price depreciation and lower performance. However, as municipal yields inched back down and spreads tightened modestly over the remaining three quarters of the twelve month period, the Fund generated positive performance, reflecting our ability to execute on opportunistic purchases of municipal bond structures and high quality credits that we believe were generally misunderstood and mispriced. Overall, the combination of negative performance at the end of 2016 with positive performance during 2017 year-to-date through September 30, 2017 ultimately resulted in positive, albeit muted, performance for the 12-month period.

24

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 99.2%
Arkansas - 0.2%
$400,000	Bentonville School District No. 6, Arkansas GOB	4.50%	06/01/30	$401,152

California - 2.5%
1,095,000	Anaheim Redevelopment Agency, California Tax Allocation Bond, Series A	5.00	02/01/31	1,109,367
520,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	645,455
350,000	Compton Unified School District, California GOB, Series D (a)	1.42	06/01/18	347,452
720,000	Elk Grove Unified School District, California COP	5.00	02/01/30	855,648
275,000	Placentia-Yorba Linda Unified School District, California COP, Series A	4.00	10/01/30	297,085
1,070,000	Solano County Community College District, California GOB (a)	1.39	08/01/29	950,524
400,000	Stockton Unified School District, California GOB, Series A	5.00	08/01/18	413,516
670,000	Tulare City School District, California COP	2.00	11/01/20	670,469

				5,289,516
Colorado - 0.1%
250,000	County of Adams, Colorado COP	4.00	12/01/18	258,493

Connecticut - 8.2%
1,625,000	State of Connecticut, Connecticut GOB	5.00	08/15/28	1,898,000
2,575,000	State of Connecticut, Connecticut GOB, Series A	5.00	04/15/27	2,619,908
950,000	State of Connecticut, Connecticut GOB, Series A	5.00	03/15/28	1,095,492
600,000	State of Connecticut, Connecticut GOB, Series B	4.00	05/15/20	638,310
3,800,000	State of Connecticut, Connecticut GOB, Series B	4.00	05/15/25	4,192,806

Principal	Security Description	Rate	Maturity	Value

$1,000,000	State of Connecticut, Connecticut GOB, Series E	5.00%	09/15/23	$1,130,170
3,190,000	State of Connecticut, Connecticut GOB, Series E	4.00	09/15/28	3,355,178
195,000	State of Connecticut, Connecticut GOB, Series F	5.00	11/15/28	226,834
2,200,000	University of Connecticut, Connecticut RB, Series A	5.00	03/15/30	2,557,676

				17,714,374
Florida - 1.0%
2,225,000	Orange County Housing Finance Authority, Florida RB, Series B (b)	1.15	12/01/19	2,222,286

Illinois - 19.7%
500,000	Champaign Coles Et Al Counties Community College District No. 505, Illinois GOB	4.00	12/01/17	502,550
1,195,000	Champaign County Community Unit School District No. 116 Urbana, Illinois GOB, Series A	4.00	01/01/27	1,334,289
1,245,000	Champaign County Community Unit School District No. 116 Urbana, Illinois GOB, Series A	4.00	01/01/28	1,378,352
310,000	Chicago Park District, Illinois GOB, Series A	4.00	01/01/20	311,776
540,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/28	606,728
2,325,000	Chicago Park District, Illinois GOB, Series A	5.50	01/01/33	2,641,525
385,000	Chicago Park District, Illinois GOB, Series B	4.00	01/01/22	405,748
2,865,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/25	3,289,794
5,580,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/27	6,307,074
2,735,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/28	3,072,964

See Notes to Financial Statements.	25

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$1,000,000	Chicago Park District, Illinois GOB, Series B	5.00%	01/01/31	$1,138,190
1,865,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/26	2,119,498
235,000	Cook County Community Consolidated School District No. 15 Palatine, Illinois GOB	5.00	12/01/23	276,334
725,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/20	803,228
1,190,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/22	1,372,189
1,140,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/23	1,336,832
635,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	4.25	12/01/24	702,412
645,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	4.00	12/01/24	718,001
535,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/23	591,881
1,000,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/25	1,105,150
725,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/29	776,417
1,020,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/30	1,085,566
240,000	Cook County School District No. 29 Sunset Ridge, Illinois RB, Series A	3.00	12/01/20	249,264

Principal	Security Description	Rate	Maturity	Value

$570,000	Cook County School District No. 81 Schiller Park, Illinois GOB, Series B	4.00%	12/01/19	$598,494
1,500,000	Cook County Township High School District No. 227 Rich Township, Illinois GOB	2.00	12/01/18	1,515,585
825,000	Du Page County School District No. 33 West Chicago, Illinois GOB, Series B	4.00	12/01/26	898,260
500,000	Illinois Finance Authority, Illinois RB	5.00	11/15/25	564,100
4,560,000	University of Illinois, Illinois RB	5.00	04/01/26	5,060,916
700,000	University of Illinois, Illinois RB, Series A	5.00	04/01/30	788,333
780,000	Will Grundy Etc Counties Community College District No. 525, Illinois GOB	5.75	06/01/25	803,813

				42,355,263
Indiana - 0.3%
545,000	South Madison Middle School Building Corp., Indiana RB	2.00	07/15/18	549,071

Iowa - 1.3%
1,220,000	Waukee Community School District, Iowa RB, Series A	4.00	06/01/24	1,372,244
1,270,000	Waukee Community School District, Iowa RB, Series A	4.00	06/01/25	1,436,319

				2,808,563
Kentucky - 6.2%
300,000	Boone County School District Finance Corp., Kentucky RB	3.00	04/01/25	317,916
400,000	Corbin Independent School District Finance Corp., Kentucky RB	2.00	02/01/22	405,468
425,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/25	449,935

See Notes to Financial Statements.	26

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$630,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00%	02/01/26	$664,291
420,000	Grant County School District Finance Corp., Kentucky RB	3.00	04/01/24	445,372
1,945,000	Jefferson County School District Finance Corp., Kentucky RB, Series A	5.00	08/01/27	2,367,901
1,000,000	Jefferson County School District Finance Corp., Kentucky RB, Series A	5.00	08/01/28	1,209,740
280,000	Kenton County School District Finance Corp., Kentucky RB	3.00	02/01/26	295,240
250,000	Kentucky State Property & Building Commission, Kentucky RB	2.50	10/01/18	253,693
1,175,000	Kentucky State Property & Building Commission, Kentucky RB	5.00	08/01/19	1,253,983
1,175,000	Kentucky State Property & Building Commission, Kentucky RB	5.75	11/01/19	1,236,206
1,000,000	Kentucky State Property & Building Commission, Kentucky RB, Series D	5.00	05/01/20	1,089,340
775,000	Madison County School District Finance Corp., Kentucky RB	5.00	05/01/22	887,204
630,000	Madison County School District Finance Corp., Kentucky RB	5.00	05/01/23	734,914
1,040,000	Meade County School District Finance Corp., Kentucky RB	5.00	09/01/20	1,145,976
475,000	Owensboro Independent School District Finance Corp., Kentucky RB	4.00	09/01/20	509,856

				13,267,035

Principal	Security Description	Rate	Maturity	Value

Louisiana - 14.6%
$1,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00%	10/01/21	$1,134,710
1,750,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/21	1,985,743
1,200,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/22	1,387,800
2,075,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/24	2,460,742
2,250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/27	2,727,270
2,550,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/27	3,090,906
1,265,000	Louisiana Public Facilities Authority, Louisiana RB	5.00	06/01/22	1,450,601
1,080,000	St Martin Parish School Board, Louisiana GOB	5.00	03/01/28	1,295,654
1,650,000	State of Louisiana, Louisiana GOB, Series A	5.00	08/01/21	1,872,420
3,365,000	State of Louisiana, Louisiana GOB, Series A	5.00	04/01/27	4,136,830
3,000,000	State of Louisiana, Louisiana GOB, Series B	5.00	08/01/26	3,663,240

See Notes to Financial Statements.	27

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$3,920,000	State of Louisiana, Louisiana GOB, Series B	5.00%	08/01/29	$4,648,062
1,345,000	State of Louisiana, Louisiana GOB, Series C	5.00	07/15/24	1,581,545

				31,435,523
Michigan - 3.6%
175,000	Battle Creek School District, Michigan GOB	5.00	05/01/28	210,525
1,065,000	Bellevue Community Schools, Michigan GOB, Series A	5.00	05/01/31	1,256,998
350,000	Central Michigan University, Michigan RB	5.00	10/01/24	418,695
225,000	Charles Stewart Mott Community College, Michigan GOB	3.00	05/01/24	238,160
1,215,000	Durand Area Schools, Michigan GOB	5.00	05/01/28	1,435,425
1,225,000	Durand Area Schools, Michigan GOB	5.00	05/01/29	1,439,191
500,000	Howell Public Schools, Michigan GOB, Series B	5.00	05/01/25	560,300
695,000	L'Anse Creuse Public Schools, Michigan GOB	5.00	05/01/25	836,446
210,000	Lansing School District, Michigan GOB	5.00	05/01/21	236,267
785,000	Oakland University, Michigan RB	5.00	03/01/29	925,382
200,000	Rockford Public Schools, Michigan GOB	5.00	05/01/22	229,782

				7,787,171
Minnesota - 0.1%
225,000	County of Wright, Minnesota GOB, Series A	4.50	12/01/19	226,445

Missouri - 2.2%
1,690,000	City of Cape Girardeau, Missouri RB	2.00	06/01/19	1,710,432
1,095,000	City of Springfield, Missouri RB, Series B	2.00	05/01/22	1,109,136
1,250,000	City of Springfield, Missouri RB, Series B	3.00	05/01/23	1,326,013
250,000	Liberty Public School District No. 53, Missouri COP	3.00	04/01/20	259,878

Principal	Security Description	Rate	Maturity	Value

$300,000	Missouri Joint Municipal Electric Utility Commission, Missouri RB, Series A	5.00%	01/01/24	$353,049

				4,758,508
New Jersey - 7.2%
200,000	Borough of Tuckerton, New Jersey GOB	2.00	03/01/18	200,592
1,000,000	Essex County Improvement Authority, New Jersey RB	4.75	11/01/32	1,002,710
1,035,000	Haddonfield Public Schools District, New Jersey GOB	2.00	09/01/20	1,048,931
2,945,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/22	3,379,888
3,175,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/23	3,711,067
1,280,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/24	1,519,718
1,000,000	Robbinsville Board of Education, New Jersey GOB	5.25	01/01/23	1,173,330
985,000	Township of Berkeley, New Jersey GOB	3.00	05/15/21	1,036,979
1,020,000	Township of Berkeley, New Jersey GOB	3.00	05/15/22	1,077,630
1,145,000	Township of Berkeley, New Jersey GOB	3.00	05/15/23	1,209,990

				15,360,835
New York - 1.4%
400,000	Metropolitan Transportation Authority, New York RB, Series H	5.00	11/15/30	461,156
1,000,000	New York City Transitional Finance Authority Future Tax Secured, New York RB, Series I2	5.00	11/01/21	1,098,370

See Notes to Financial Statements.	28

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$1,330,000	New York State Dormitory Authority, New York RB	5.00%	07/01/30	$1,545,540

				3,105,066
North Dakota - 0.2%
460,000	City of Mandan, North Dakota GOB, Series B	5.00	05/01/18	470,690

Ohio - 1.9%
1,100,000	County of Hamilton Sales Tax Revenue, Ohio RB, Series A	5.00	12/01/30	1,249,776
2,200,000	Ohio Higher Educational Facility Commission, Ohio RB, Series A	5.13	01/01/28	2,223,474
200,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/23	224,966
200,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/24	226,762
215,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/25	244,685

				4,169,663
Oklahoma - 0.9%
1,800,000	Cleveland County Independent School District No. 2 Moore, Oklahoma GOB	2.75	03/01/21	1,880,118

Pennsylvania - 17.2%
845,000	Cameron County School District, Pennsylvania GOB	2.00	09/01/19	853,611
1,020,000	Cameron County School District, Pennsylvania GOB	3.00	09/01/20	1,059,902
1,060,000	Cameron County School District, Pennsylvania GOB	3.00	09/01/21	1,110,265
1,025,000	Cameron County School District, Pennsylvania GOB	2.00	09/01/22	1,028,721
1,500,000	Commonwealth Financing Authority, Pennsylvania RB, Series B-1	5.00	06/01/25	1,797,540
4,760,000	Commonwealth of Pennsylvania, Pennsylvania GOB	5.00	01/15/27	5,722,139

Principal	Security Description	Rate	Maturity	Value

$1,000,000	Commonwealth of Pennsylvania, Pennsylvania GOB	5.00%	01/15/28	$1,195,830
500,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	11/15/22	567,960
1,555,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	03/15/24	1,829,162
300,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	04/01/26	346,704
1,125,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	09/15/26	1,349,066
1,825,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	03/15/27	2,157,478
810,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	05/15/27	830,971
700,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	06/01/28	795,585
600,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	10/15/23	701,370
2,575,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series A	5.00	05/01/21	2,815,608
2,000,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series D	5.00	08/15/31	2,321,340
365,000	Deer Lakes School District, Pennsylvania GOB	2.63	04/01/25	366,372
1,460,000	East Stroudsburg Area School District, Pennsylvania GOB	2.00	09/01/21	1,481,885
110,000	East Stroudsburg Area School District, Pennsylvania GOB	5.00	09/01/29	111,898
615,000	Erie Parking Authority, Pennsylvania RB	4.00	09/01/21	666,728

See Notes to Financial Statements.	29

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$250,000	Hampton Township School District, Pennsylvania GOB, Series A	3.00%	11/15/17	$250,650
425,000	Northern Tioga School District, Pennsylvania GOB	2.00	04/01/21	435,901
1,320,000	Northern York County School District, Pennsylvania GOB	5.00	11/15/29	1,510,991
265,000	Pennsylvania State University, Pennsylvania RB, Series A	5.00	03/01/28	279,880
200,000	Pennsylvania Turnpike Commission, Pennsylvania RB, Series B	5.00	12/01/25	241,696
750,000	Red Lion Area School District, Pennsylvania GOB	5.00	05/01/23	768,000
680,000	South Middleton School District, Pennsylvania GOB	3.00	09/01/26	692,668
1,300,000	The Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania RB, Series D	5.00	07/01/28	1,467,050
525,000	The Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania RB, Series D	5.00	07/01/32	588,373
430,000	Wyalusing Area School District, Pennsylvania GOB	2.00	04/01/21	436,433
1,120,000	York Suburban School District, Pennsylvania GOB	2.25	05/01/23	1,120,683

				36,902,460
Rhode Island - 0.5%
900,000	Rhode Island Health & Educational Building Corp., Rhode Island RB, Series A	5.00	09/15/30	1,057,878

Principal	Security Description	Rate	Maturity	Value

South Dakota - 0.3%
$315,000	South Dakota Board of Regents, South Dakota RB	4.00%	04/01/18	$319,722
250,000	South Dakota Board of Regents, South Dakota RB	5.00	04/01/19	264,152

				583,874
Tennessee - 0.5%
1,000,000	Tennessee State School Bond Authority, Tennessee RB, Second Series C	5.00	05/01/32	1,002,830

Texas - 6.4%
750,000	Brazoria-Fort Bend County Municipal Utility District No. 1, Texas GOB	2.00	09/01/19	757,597
845,000	Brazoria-Fort Bend County Municipal Utility District No. 1, Texas GOB	3.00	09/01/23	894,382
1,600,000	City of Fort Worth, Texas RB, Series A	5.00	03/01/31	1,856,080
300,000	City of Houston, Texas GOB, Series A	5.00	03/01/24	341,916
295,000	City of League City, Texas GOB, Series B	5.00	02/15/30	329,474
500,000	Dallas/Fort Worth International Airport, Texas RB	5.25	11/01/27	581,645
1,245,000	Denton County Fresh Water Supply District No. 10, Texas GOB	3.00	09/01/24	1,322,252
1,750,000	Fort Bend County Levee Improvement District No. 15, Texas GOB, Series PK	1.50	09/01/21	1,749,755
200,000	Fort Bend County Municipal Utility District No. 2, Texas GOB	4.35	10/01/29	200,040
1,310,000	Harris County Municipal Utility District No. 153, Texas GOB	2.00	09/01/20	1,325,510
750,000	Harris County Municipal Utility District No. 290, Texas GOB	2.00	09/01/21	759,817
235,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/19	237,933

See Notes to Financial Statements.	30

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$255,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00%	09/01/20	$266,539
200,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/20	203,114
235,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/21	238,795
235,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/24	246,804
235,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/25	244,010
900,000	Lower Colorado River Authority, Texas RB	5.00	05/15/27	1,027,062
275,000	Lower Colorado River Authority, Texas RB	5.00	05/15/30	298,447
330,000	Reagan County Independent School District, Texas GOB	3.00	02/15/23	330,416
590,000	Travis County Water Control & Improvement District No. 17, Texas GOB	3.00	11/01/25	615,488

				13,827,076
Vermont - 0.1%
175,000	Vermont Housing Finance Agency, Vermont RB, Series B	1.95	05/01/23	175,373

Washington - 0.2%
395,000	Grant County Public Utility District No. 2, Washington RB, Series B	5.00	01/01/26	475,422

West Virginia - 1.3%
1,000,000	School Building Authority of West Virginia, West Virginia RB, Series A	5.00	07/01/21	1,003,520
560,000	West Virginia Economic Development Authority, West Virginia RB, Series A	5.00	06/01/26	644,112
1,000,000	West Virginia School Building Authority, West Virginia RB, Series B	5.00	07/01/30	1,097,240

				2,744,872

Principal	Security Description	Rate	Maturity	Value

Wisconsin - 1.1%
$600,000	Evansville Community School District, Wisconsin GOB	3.00%	04/01/19	$616,296
1,500,000	Wisconsin Health & Educational Facilities Authority, Wisconsin RB	5.00	04/01/27	1,825,125

				2,441,421

Total Municipal Bonds (Cost $212,843,945)	213,270,978

Shares	Security Description	Value

Money Market Fund - 9.5%
20,377,907	Fidelity Investments Money Market Government Portfolio - Class I, 0.91% (c) (Cost $20,377,907)	20,377,907

Total Investments - 108.7% (Cost $233,221,852)	$233,648,885
Other Assets & Liabilities, Net – (8.7)%	(18,798,834)
Net Assets – 100.0%	$214,850,051

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Adjustable or variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate presented is as of September 30, 2017.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.
COP	Certificate of Participation
GOB         General Obligation Bond
RB            Revenue Bond

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	233,648,885
Level 3 - Significant Unobservable Inputs	-
Total	$233,648,885

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2017.

See Notes to Financial Statements.	31

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	91.3%
Money Market Funds	8.7%

100.0%

See Notes to Financial Statements.	32

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $233,221,852)	$233,648,885
Receivables:
Fund shares sold	390,370
Dividends and interest	2,097,734
Prepaid expenses	15,669
Total Assets	236,152,658

LIABILITIES
Payables:
Investment securities purchased	20,993,680
Fund shares redeemed	205,894
Distributions payable	17,316
Accrued Liabilities:
Investment adviser fees	36,116
Fund services fees	12,897
Other expenses	36,704
Total Liabilities	21,302,607

NET ASSETS	$214,850,051

COMPONENTS OF NET ASSETS
Paid-in capital	$214,721,843
Undistributed net investment income	329
Accumulated net realized loss	(299,154)
Net unrealized appreciation	427,033
NET ASSETS	$214,850,051
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	21,186,513
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.14

See Notes to Financial Statements.	33

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income .	$29,725
Interest income	3,310,162
Total Investment Income	3,339,887
Adviser
EXPENSES
Investment adviser fees	594,741
Fund services fees	191,309
Custodian fees	17,936
Registration fees	23,510
Professional fees	35,209
Trustees' fees and expenses	8,956
Offering costs	5,066
Other expenses	69,293
Total Expenses	946,020
Fees waived and expenses reimbursed	(284,337)
Net Expenses	661,683

NET INVESTMENT INCOME	2,678,204

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(299,100)
Net change in unrealized appreciation (depreciation) on investments	(852,987)
NET REALIZED AND UNREALIZED LOSS	(1,152,087)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,526,117

See Notes to Financial Statements.	34

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2017	#	43008 #	#	*	42643
		For the Year Ended September 30, 2017			December 1, 2015* through September 30, 2016
OPERATIONS
Net investment income		$2,678,204			$814,941
Net realized gain (loss)		(299,100)			33,787
Net change in unrealized appreciation (depreciation)		(852,987)			1,280,020
Increase in Net Assets Resulting from Operations		1,526,117			2,128,748

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(2,677,851)			(814,938)
Net realized gain		(33,868)			-
Total Distributions to Shareholders		(2,711,719)			(814,938)

CAPITAL SHARE TRANSACTIONS
Sale of shares		81,814,975			165,143,617
Reinvestment of distributions		2,507,750			744,221
Redemption of shares		(18,101,575)			(17,387,145)
Increase in Net Assets from Capital Share Transactions		66,221,150			148,500,693
Increase in Net Assets		65,035,548			149,814,503

NET ASSETS
Beginning of Period		149,814,503			-
End of Period (Including line (a))		$214,850,051			$149,814,503

SHARE TRANSACTIONS
Sale of shares		8,142,102			16,240,358
Reinvestment of distributions		249,836			72,613
Redemption of shares		(1,809,539)			(1,708,857)
Increase in Shares		6,582,399			14,604,114

(a) Undistributed net investment income		$329			$3
* Commencement of operations.

See Notes to Financial Statements.	35

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended September 30, 2017		December 1, 2015 (a) through September 30, 2016
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.26		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.16		0.10
Net realized and unrealized gain (loss)	(0.12)		0.26
Total from Investment Operations	0.04		0.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)		(0.10)
Net realized gain	(0.00	)(c)	—
Total Distributions to Shareholders	(0.16)		(0.10)
NET ASSET VALUE, End of Period	$10.14		$10.26
TOTAL RETURN	0.42%		3.63	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$214,850		$149,815
Ratios to Average Net Assets:
Net investment income	1.58%		1.24	%(e)
Net expenses	0.39%		0.39	%(e)
Gross expenses (f)	0.56%		0.66	%(e)
PORTFOLIO TURNOVER RATE	9%		9	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	36

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

The following chart reflects the change in the value of a hypothetical $250,000 investment in Insitutional Shares, including reinvested dividends and distributions, in Gurtin California Municipal Intermediate Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Blended 85% Index ("BAML Muni Blended 85%") and the Bank of America Merrill Lynch 1-12 Year Municipal Index ("BAML 1-12 Muni Index"), since inception. The BAML Muni Blended 85% is a blend of 85% of the Bank of America Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the Bank of America Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years. BAML 1-12 Year Muni is an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years. The total returns of both the BAML Muni Blended 85% and the BAML Muni Index 1-12 include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Blended 85% and the BAML Muni Index 1-12 do not include expenses. The Fund is professionally managed, while the BAML Muni Blended 85% and the BAML Muni Index 1-12 are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 0.84%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.39%, through February 1, 2018 (the "Expense Cap"). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total annual fund operating expenses after fee waiver and/or expense reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Effective October 22, 2017, the BAML Muni Blended 85% and the BAML Muni Index 1-12 will

37

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2017

be named ICE BofAML Municipal Blended 85% Index and the ICE BofAML 1-12 Year Municipal Index, respectively.

The Fund's underperformance of the benchmark BAML Muni Blended 85% and the BAML 1-12 Muni Index during the twelve months that ended September 30, 2017, was primarily attributable to the Fund's slightly higher effective duration during a period that saw longer-term interest rates increase. With a neutral view on the direction of interest rates, the Fund performed in line with expectations given the rapid increase in rates in the fourth quarter of 2016. More specifically, at the start of this twelve-month period, when the Fund's effective duration was slightly higher, the presidential election ushered in a rapid and steep rise in longer-term interest rates as well as spread widening that resulted in price depreciation and lower performance. However, as municipal yields inched back down and spreads tightened modestly over the remaining three quarters of the twelve month period, the Fund generated positive performance, reflecting our ability to execute on opportunistic purchases of municipal bond structures and high quality credits that we believe were generally misunderstood and mispriced. Overall, the combination of negative performance at the end of 2016 with positive performance during 2017 year-to-date through September 30, 2017 ultimately resulted in positive, albeit muted, performance for the 12-month period.
38

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 98.7%
Arkansas - 0.5%
$420,000	Bentonville School District No. 6, Arkansas GOB	4.50%	06/01/30	$421,209

California - 87.7%
715,000	Baldwin Park Unified School District, California GOB	4.00	08/01/22	798,569
1,035,000	California Health Facilities Financing Authority, California RB	5.00	10/01/33	1,169,550
2,200,000	California State Public Works Board, California RB, Series B	6.13	04/01/29	2,363,856
750,000	California State Public Works Board, California RB, Series D	5.00	06/01/25	915,105
650,000	California Statewide Communities Development Authority, California RB	4.00	11/01/22	722,014
200,000	California Statewide Communities Development Authority, California RB	5.00	11/15/23	237,020
710,000	Capistrano Unified School District Community Facilities District No. 90-2, California Special Tax Bond	2.50	09/01/21	741,446
800,000	Capistrano Unified School District Community Facilities District No. 90-2, California Special Tax Bond	3.00	09/01/23	857,720
2,050,000	Capistrano Unified School District School Facilities Improvement District No. 1, California GOB, Series B (a)	2.29	08/01/20	1,897,992
1,300,000	Capistrano Unified School District, California Special Tax Bond	3.00	09/01/25	1,331,005

Principal	Security Description	Rate	Maturity	Value

$750,000	Centinela Valley Union High School District, California GOB, Series B	5.75%	08/01/30	$930,945
855,000	Chula Vista Elementary School District, California COP	5.00	09/01/22	1,002,231
610,000	Chula Vista Elementary School District, California COP	5.00	09/01/23	729,017
380,000	Chula Vista Elementary School District, California COP, Series A	5.00	09/01/19	409,192
305,000	City of Laguna Beach, California Special Assessment Bond	2.00	09/02/21	307,986
400,000	City of Los Angeles Department of Airports, California RB, Series B	5.00	05/15/30	460,872
840,000	City of Rocklin, California Special Tax Bond	3.50	09/01/26	878,665
200,000	City of Sacramento, California Special Tax Bond	5.00	09/01/24	237,604
745,000	City of San Clemente, California Special Assessment Bond	3.00	09/02/19	771,544
720,000	City of Tulare California Sewer Revenue, California RB	5.00	11/15/28	862,690
580,000	Corona Public Financing Authority, California RB	5.00	11/01/26	723,202
625,000	Corona-Norco Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/26	720,163
520,000	Cosumnes Community Services District, California COP	3.00	09/01/20	547,612
675,000	Cosumnes Community Services District, California COP	4.00	09/01/24	769,648
850,000	County of El Dorado, California Special Tax Bond	5.00	09/01/22	988,295

See Notes to Financial Statements.	39

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$295,000	County of Santa Cruz, California COP	5.00%	08/01/23	$352,071
510,000	Elk Grove Finance Authority, California Special Tax Bond	5.00	09/01/25	616,580
905,000	Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	4.00	08/01/28	1,009,690
1,475,000	Fresno County Financing Authority, California RB	5.00	04/01/27	1,782,995
1,500,000	Fresno County Financing Authority, California RB	5.00	04/01/28	1,793,670
330,000	Gilroy Unified School District, California COP	4.00	04/01/26	377,025
2,165,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/29	2,509,711
250,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/30	288,705
660,000	Imperial Community College District, California GOB	5.00	08/01/29	759,317
580,000	Irvine Unified School District No. 1, California Special Tax Bond, Series 1	5.00	09/01/23	687,747
205,000	Los Angeles County Redevelopment Refunding Agency, California Tax Allocation Bond, Series A	5.00	09/01/20	227,134
1,190,000	Los Rios Community College District, California GOB, Series 2008-A	4.75	08/01/32	1,305,144
510,000	Lynwood Unified School District, California COP	5.00	10/01/20	566,880
655,000	Lynwood Unified School District, California COP	5.00	10/01/24	786,642
695,000	Lynwood Unified School District, California COP	5.00	10/01/25	840,811

Principal	Security Description	Rate	Maturity	Value

$375,000	Lynwood Unified School District, California COP	5.00%	10/01/28	$443,828
270,000	Modesto Irrigation District, California RB, Series B	5.00	10/01/27	298,720
280,000	Mojave Unified School District School Facilities Improvement District No. 1, California GOB	4.00	08/01/20	301,624
1,000,000	Municipal Improvement Corp. of Los Angeles, California RB, Series B	5.00	11/01/26	1,238,470
975,000	Newman-Crows Landing Unified School District, California GOB	5.00	08/01/24	1,169,912
400,000	Orange Redevelopment Agency Successor Agency, California Tax Allocation Bond	5.00	09/01/22	465,632
855,000	Palmdale Elementary School District, California COP, Series A	3.00	10/01/21	910,686
350,000	Perris Joint Powers Authority, California Special Tax Bond, Series E	2.00	09/01/18	351,477
200,000	Placentia-Yorba Linda Unified School District, California COP, Series A	5.00	10/01/25	244,348
445,000	Placentia-Yorba Linda Unified School District, California COP, Series A	5.00	10/01/27	533,653
365,000	Poway Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	5.00	12/15/21	419,290
250,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/24	292,958
350,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/25	411,789

See Notes to Financial Statements.	40

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$1,735,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00%	09/01/29	$2,041,956
655,000	Poway Unified School District, California Special Tax Bond	3.00	09/01/20	683,872
970,000	Poway Unified School District, California Special Tax Bond	3.00	09/01/21	1,022,419
1,100,000	Poway Unified School District, California Special Tax Bond	5.00	09/01/27	1,302,257
1,125,000	Rancho Cucamonga Redevelopment Agency Successor Agency, California Tax Allocation Bond	5.00	09/01/26	1,379,576
325,000	Rio Elementary School District Community Facilities District, California Special Tax Bond	3.25	09/01/26	332,868
720,000	Riverside County Asset Leasing Corp., California RB	5.00	11/01/26	826,819
250,000	Riverside County Asset Leasing Corp., California RB	4.00	06/01/28	267,813
300,000	Riverside County Redevelopment Successor Agency, California Tax Allocation Bond	5.00	10/01/25	364,665
875,000	Riverside County Redevelopment Successor Agency, California Tax Allocation Bond, Series B	5.00	10/01/25	1,063,606
300,000	Sacramento Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	5.00	12/01/19	324,747
500,000	San Jose Redevelopment Agency, California Tax Allocation Bond, Series D	5.00	08/01/22	501,665
1,090,000	San Luis Water District, California COP, Series A	5.00	08/01/22	1,266,667

Principal	Security Description	Rate	Maturity	Value

$1,045,000	Santa Ana Unified School District, California GOB, Series 2008-A	5.50%	08/01/30	$1,083,801
225,000	Santa Clara County Board of Education, California COP	5.00	04/01/21	255,470
1,525,000	Solano County Community College District, California GOB (a)	1.39	08/01/29	1,354,718
500,000	Sonoma Community Development Agency Successor Agency, California Tax Allocation Bond	5.00	12/01/30	550,640
455,000	State of California Department of Veterans Affairs, California RB, Series A	3.50	12/01/25	477,391
2,225,000	State of California, California GOB	3.50	08/01/27	2,473,377
1,075,000	State of California, California GOB	5.00	09/01/27	1,324,798
1,000,000	State of California, California GOB	5.00	10/01/29	1,075,540
1,250,000	State of California, California GOB, Series C (USD 1 Month LIBOR +0.70%) (b)	1.56	12/01/28	1,261,612
1,135,000	Stockton Unified School District, California GOB	5.00	08/01/26	1,382,248
510,000	Stockton Unified School District, California GOB, Series A	5.00	08/01/28	599,811
370,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/19	396,929
430,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/24	520,881
1,200,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/27	1,453,836
310,000	Travis Unified School District, California COP	4.00	09/01/19	326,907
375,000	Travis Unified School District, California COP	4.00	09/01/22	418,811
685,000	Tulare City School District, California COP	2.00	11/01/21	685,404

See Notes to Financial Statements.	41

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value

$500,000	Val Verde Unified School District, California COP, Series A	4.10%	03/01/20	$520,480
215,000	Val Verde Unified School District, California COP, Series A	5.00	08/01/26	259,600
1,000,000	Val Verde Unified School District, California GOB, Series A	5.00	08/01/26	1,229,720
850,000	Victor Valley Union High School District, California COP, Series A	2.00	11/15/24	851,547
300,000	Waugh School District, California Special Tax Bond	4.00	09/01/20	325,008

				72,567,911
Illinois - 8.9%
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/30	1,146,040
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/31	1,138,190
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/24	1,158,970
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/31	1,138,190
1,175,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/24	1,274,311
625,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/25	681,875
500,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/25	574,135
255,000	Grundy & Kendall Counties Consolidated Grade School District No. 60, Illinois GOB, Series C	4.00	02/01/21	273,523

				7,385,234
Kentucky - 0.2%
125,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/26	131,804

Michigan - 0.4%
285,000	Macomb Township Building Authority, Michigan RB	4.25	04/01/23	289,409

Principal	Security Description	Rate	Maturity	Value

Pennsylvania - 0.3%
$225,000	Wellsboro Area School District, Pennsylvania GOB	3.00%	04/15/21	$237,609

Texas - 0.7%
575,000	Travis County Water Control & Improvement District No. 17, Texas GOB	3.00	11/01/25	599,840

Total Municipal Bonds (Cost $81,447,323)	81,633,016

Shares	Security Description	Value

Money Market Fund - 0.3%
291,918	Fidelity Investments Money Market Government Portfolio - Class I, 0.91% (c) (Cost $291,918)	291,918

Total Investments - 99.0% (Cost $81,739,241)	$81,924,934
Other Assets & Liabilities, Net – 1.0%	793,953
Net Assets – 100.0%	$82,718,887

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Floating rate security. Rate presented is as of September 30, 2017.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.
COP         Certificate of Participation
GOB         General Obligation Bond
LIBOR      London Interbank Offered Rate
RB            Revenue Bond

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	81,924,934
Level 3 - Significant Unobservable Inputs	-
Total	$81,924,934

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level Level 1, Level 2 and Level 3 for the year ended September 30, 2017.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	99.6%
Money Market Funds	0.4%

100.0%

See Notes to Financial Statements.	42

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $81,739,241)	$81,924,934
Receivables:
Fund shares sold	70,500
Dividends and interest	787,176
Prepaid expenses	7,513
Total Assets	82,790,123

LIABILITIES
Payables:
Fund shares redeemed	22,044
Distributions payable	535
Accrued Liabilities:
Investment adviser fees	11,340
Fund services fees	8,642
Other expenses	28,675
Total Liabilities	71,236

NET ASSETS	$82,718,887

COMPONENTS OF NET ASSETS
Paid-in capital	$82,457,809
Undistributed net investment income	186
Accumulated net realized gain	75,199
Net unrealized appreciation	185,693
NET ASSETS	$82,718,887
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,141,163
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.16

See Notes to Financial Statements.	43

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income .	$12,027
Interest income	1,383,443
Total Investment Income	1,395,470
Adviser
EXPENSES
Investment adviser fees	261,144
Fund services fees	109,975
Custodian fees	8,399
Registration fees	10,232
Professional fees	31,103
Trustees' fees and expenses	5,167
Offering costs	3,749
Other expenses	41,221
Total Expenses	470,990
Fees waived and expenses reimbursed	(180,548)
Net Expenses	290,442

NET INVESTMENT INCOME	1,105,028

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	75,214
Net change in unrealized appreciation (depreciation) on investments	(429,205)
NET REALIZED AND UNREALIZED LOSS	(353,991)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$751,037

See Notes to Financial Statements.	44

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENTS OF CHANGES

September 30, 2017	#	43008 #	#	*	42643
		For the Year Ended September 30, 2017			December 7, 2015* through September 30, 2016
OPERATIONS
Net investment income		$1,105,028			$342,938
Net realized gain		75,214			1,041
Net change in unrealized appreciation (depreciation)		(429,205)			614,898
Increase in Net Assets Resulting from Operations		751,037			958,877

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(1,104,845)			(342,935)
Net realized gain		(1,056)			-
Total Distributions to Shareholders		(1,105,901)			(342,935)

CAPITAL SHARE TRANSACTIONS
Sale of shares		37,507,683			61,366,574
Reinvestment of distributions		1,100,974			339,173
Redemption of shares		(17,283,411)			(573,184)
Increase in Net Assets from Capital Share Transactions		21,325,246			61,132,563
Increase in Net Assets		20,970,382			61,748,505

NET ASSETS
Beginning of Period		61,748,505			-
End of Period (Including line (a))		$82,718,887			$61,748,505

SHARE TRANSACTIONS
Sale of shares		3,749,367			6,041,100
Reinvestment of distributions		109,744			33,194
Redemption of shares		(1,736,208)			(56,034)
Increase in Shares		2,122,903			6,018,260

(a) Undistributed net investment income		$186			$3
* Commencement of operations.

See Notes to Financial Statements.	45

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended September 30, 2017		December 7, 2015 (a) through September 30, 2016
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.26		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.15		0.10
Net realized and unrealized gain (loss)	(0.10)		0.26
Total from Investment Operations	0.05		0.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)		(0.10)
Net realized gain	(0.00	)(c)	—
Total Distributions to Shareholders	(0.15)		(0.10)
NET ASSET VALUE, End of Period	$10.16		$10.26
TOTAL RETURN	0.50%		3.56	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$82,719		$61,749
Ratios to Average Net Assets:
Net investment income	1.48%		1.19	%(e)
Net expenses	0.39%		0.39	%(e)
Gross expenses (f)	0.63%		0.84	%(e)
PORTFOLIO TURNOVER RATE	15%		5	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	46

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

Note 1. Organization
Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund (individually, a "Fund" and collectively, the "Funds") are non-diversified portfolios of Forum Funds II (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two class of shares: Institutional Shares and Investor Shares.  As of September 30, 2017, Investor Shares for each Fund had not commenced operations. The Gurtin National Municipal Opportunistic Value Fund's investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity.  The Gurtin California Municipal Opportunistic Value Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity. The Gurtin National Municipal Intermediate Value Fund's investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. The Gurtin California Municipal Intermediate Value Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity.
The Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund  commenced operations on November 3, 2014, after they acquired the net assets of privately offered funds managed by the Funds' adviser and portfolio management team (each a "Predecessor Fund" and collectively the "Predecessor Funds"). The Predecessor Funds of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund commenced operations on May 3, 2010.
Effective August 1, 2016, Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund were renamed Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund, respectively.
The Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund  commenced operations on December 1, 2015, and December 7, 2015, respectively.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or evaluated bid pricing. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including

47

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Municipal Securities – Each Fund invests in municipal securities. Municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable

48

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Offering Costs – Offering costs of $30,398 and $22,494 for the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund, respectively, consist of fees related to certain startup legal costs, initial registration filings, and printing and mailing of the initial prospectus. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. During the year ended September 30, 2017, the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund expensed $5,066 and $3,749, respectively.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Gurtin Municipal Bond Management (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.45% of the average daily net assets of Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund and 0.35% of the average daily net assets of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

49

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.60% and 0.85% of average daily net assets through February 1, 2018, of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund's Institutional Shares and Investor Shares, respectively, and to 0.39% and 0.64% of average daily net assets through February 1, 2018, of the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund's Institutional and Investor Shares, respectively. Other fund service providers have voluntarily agreed to waive a portion of their fees.  Voluntary fee waivers may be reduced or eliminated at any time. For the year ended September 30, 2017, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and/or Expenses Reimbursed
Gurtin National Municipal Opportunistic Value Fund	$70,766	$26,919	$97,685
Gurtin California Municipal Opportunistic Value Fund	10,023	56,627	66,650
Gurtin National Municipal Intermediate Value Fund	234,387	49,950	284,337
Gurtin California Municipal Intermediate Value Fund	168,685	11,863	180,548

The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the net annual operating expenses of each Fund to exceed the lesser of (i) the then current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. As of September 30, 2017, $333,873, $220,056, $383,275 and $285,887 are subject to recoupment by the Adviser for the Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund, respectively.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended September 30, 2017, were as follows:
	Purchases	Sales
Gurtin National Municipal Opportunistic Value Fund	$59,503,199	$45,822,360
Gurtin California Municipal Opportunistic Value Fund	105,854,008	77,656,055
Gurtin National Municipal Intermediate Value Fund	86,148,946	14,717,845
Gurtin California Municipal Intermediate Value Fund	35,149,414	10,746,933

Note 6. Line of Credit
The Funds participate in a committed $14 million unsecured line of credit agreement with MUFG Union Bank, N.A. Each Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is available exclusively to each Fund, each Fund may be unable to borrow some or all of the requested amounts at any particular time. During the year ended September 30, 2017, each Fund had no outstanding balances pursuant to this line of credit.
Note 7. Federal Income Tax
As of September 30, 2017, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:
	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Gurtin National Municipal Opportunistic Value Fund	$119,890,242	$3,332,499	$(201,680)	$3,130,819
Gurtin California Municipal Opportunistic Value Fund	180,725,314	6,468,042	(431,979)	6,036,063
Gurtin National Municipal Intermediate Value Fund	233,221,864	1,540,093	(1,113,072)	427,021
Gurtin California Municipal Intermediate Value Fund	81,739,241	746,406	(560,713)	185,693

50

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017

Distributions on a tax basis may differ from the financials due to end of year distributions payable. Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
Gurtin National Municipal Opportunistic Value Fund
2017	$2,024,205	$478,512	$1,817	$2,504,534
2016	1,699,313	232,877	-	1,932,190
Gurtin California Municipal Opportunistic Value Fund
2017	3,209,590	751,903	-	3,961,493
2016	3,145,742	432,572	-	3,578,314
Gurtin National Municipal Intermediate Value Fund
2017	2,647,433	60,657	-	2,708,090
2016	783,706	17,545	-	801,251
Gurtin California Municipal Intermediate Value Fund
2017	1,094,030	11,817	-	1,105,847
2016	335,206	7,248	-	342,454

As of September 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Other Temporary Differences	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Gurtin National Municipal Opportunistic Value Fund	$(9,415)	$7,718	$1,010	$37,577	$-	$3,130,819	$3,167,709
Gurtin California Municipal Opportunistic Value Fund	(30,635)	27,288	3,776	53,384	-	6,036,063	6,089,876
Gurtin National Municipal Intermediate Value Fund	(17,316)	17,496	149	-	(299,142)	427,021	128,208
Gurtin California Municipal Intermediate Value Fund	(535)	721	73,714	1,485	-	185,693	261,078

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to end of period distributions payable in each Fund and wash sales in Gurtin National Municipal Intermediate Value Fund.
The Gurtin National Municipal Intermediate Value Fund has $297,516 and $1,626 of available short-term and long-term capital loss carryforwards, respectively, that have no expiration date.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended September 30, 2017. The following reclassifications were the result of recharacterization of distributions in Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund and Gurtin National Municipal Intermediate Value Fund and have no impact on the net assets of each Fund.
	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Gurtin National Municipal Opportunistic Value Fund	$(26)	$26
Gurtin California Municipal Opportunistic Value Fund	(16)	16
Gurtin National Municipal Intermediate Value Fund	(27)	27

Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II
and the Shareholders of Gurtin National Municipal Opportunistic Value Fund,
Gurtin California Municipal Opportunistic Value Fund,
Gurtin National Municipal Intermediate Value Fund and
Gurtin California Municipal Intermediate Value Fund

We have audited the accompanying statements of assets and liabilities of Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund, and Gurtin California Municipal Intermediate Value Fund, each a series of shares of beneficial interest in Forum Funds II (the "Funds"), including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from November 3, 2014 (commencement of operations) through September 30, 2015 for the Gurtin National Municipal Opportunistic Value Fund and the Gurtin California Municipal Opportunistic Value Fund.  In addition, we have audited the related statements of operations for the year ended September 30, 2017 and the statements of changes in net assets and financial highlights for the year then ended and for the period from December 1, 2015 (commencement of operations) through September 30, 2016 for the Gurtin National Municipal Intermediate Value Fund and for the period from December 7, 2015 (commencement of operations) through September 30, 2016 for the Gurtin California Municipal Intermediate Value Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund, and Gurtin California Municipal Intermediate Value Fund as of September 30, 2017, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods detailed above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
November 17, 2017

52

GURTIN VALUE FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

Investment Advisory Agreement Approval
The investment advisory agreement between the investment adviser and the Trust, must be approved for initial terms no greater than two years, and must be renewed at least annually thereafter by the vote of the Trustees, including a majority of the Trustees who are not parties to the agreements or "interested persons" of any party thereto (the "Independent Trustees").
At the June 16, 2017 Board meeting (the "June meeting"), the Board, including the Independent Trustees, met in person and considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the "Advisory Agreement"). In preparation for the June meeting, the Board was presented with a range of information to assist in its deliberations. The Board requested and reviewed written responses from the Adviser to a letter circulated on the Board's behalf concerning the personnel, operations, financial condition, performance, compensation, and services provided to the Funds by the Adviser. During its deliberations, the Board received an oral presentation from the Adviser and discussed the materials with the Adviser, independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), and, as necessary, with the Trust's administrator, Atlantic Fund Services. The Independent Trustees also met in executive session with Independent Legal Counsel while deliberating.
At the June meeting, the Board reviewed, among other matters, the topics discussed below.
Nature, Extent & Quality of Services
Based on written materials received and the presentation from a senior representative of the Adviser regarding the Adviser's operations, the Board considered the quality of services provided  by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, and the investment philosophy and decision-making process of those professionals.
The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is financially stable and has the operational capability and the necessary staffing and experience to continue providing quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, or to be provided, to the Funds under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and compared to independent peer groups of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") believed to have characteristics similar to those of the Funds. The Board observed that the California Intermediate Fund underperformed its benchmark indices, the Bank of America Merrill Lynch 1-12 Year Municipal Index and the Bank of America Merrill Lynch Municipal Blended 85% Index ("Intermediate Benchmarks") for the one-year period ended March 31, 2017, and for the period since the California Intermediate Fund's inception on December 7, 2015. The Board observed that the California Intermediate Fund performed at the median of its Broadridge peers for the one-year period ended March 31, 2017. The Board noted the Adviser's representation that the Intermediate Benchmarks were not believed to be an optimal comparison due to perceived differences in the investment objectives, average credit quality, duration, and maturity of the respective portfolios. At the Adviser's request, the Board also compared the California Intermediate Fund's performance to that of a group of peer funds believed by the Adviser to be more representative of the California Intermediate Fund (the "Comparable Funds") and observed that, although the California Intermediate Fund underperformed the average of its Comparable Funds for the one-year period ended March 31, 2017, the California Intermediate Fund's performance was within a reasonable range of the Comparable Funds.

53

GURTIN VALUE FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

The Board observed that the California Opportunistic Fund outperformed its primary benchmark, the Bank of America Merrill Lynch Municipal Miscellaneous 7-12 Year Index (the "Opportunistic Benchmark") for the one-, three-, and five-year periods ended March 31, 2017, and outperformed the median of its Broadridge peer group for the one-year period ended March 31, 2017. The Board noted the Adviser's representation that the California Opportunistic Fund underperformed the average of the relevant Comparable Funds for the one-year period ended March 31, 2017, but outperformed the average of the Comparable Fund Group over the three- and five-year periods ended March 31, 2017. The Board also noted the Adviser's representation that, despite short term underperformance experienced during 2016, the Adviser believed that the California Opportunistic Fund remained well-positioned to generate superior performance over the long term.
The Board observed that the National Intermediate Fund underperformed the Intermediate Benchmarks for the one-year period ended March 31, 2017, and for the period since the National Intermediate Fund's inception on December 1, 2015. The Board observed that the National Intermediate Fund outperformed the median of its Broadridge peers for the one-year period ended March 31, 2017, and also outperformed the average of the respective Comparable Funds for the one-year period ended March 31, 2017. The Board noted the Adviser's representation that the investment strategy for the National Intermediate Fund continued to be employed as intended and that no remedial action was deemed necessary.
The Board observed that the National Opportunistic Fund outperformed the Opportunistic Benchmark for the one- and five-year periods ended March 31, 2017, while narrowly underperforming the Opportunistic Benchmark for the three-year period ended March 31, 2017, and underperformed for the period since the National Opportunistic Fund's inception on May 3, 2010. The Board also observed that the National Opportunistic Fund outperformed the median of its Broadridge peers for the one-year period ended March 31, 2017, and outperformed the average of the respective Comparable Funds for the one-, three-, and five-year periods ended March 31, 2017. The Board noted the Adviser's representation that the Adviser was pleased with the performance of the National Opportunistic Fund and anticipated superior relative performance going forward.
Based on the foregoing and other relevant factors, the Board concluded that the Adviser's management of each Fund could benefit each Fund and their respective shareholders.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of the Funds Broadridge peer group. The Board recalled the Adviser's representation that the Adviser did not believe the Broadridge peer groups to be ideal comparisons to the Funds because of differing investment objectives, average credit quality, duration and maturity. At the request of the Adviser, the Board also compared the advisory fee rates and actual total expenses of the Funds against the Comparable Funds. With respect to the California Intermediate Fund, the Board observed that the actual advisory fee and actual total expense ratio were each less than the median of its Broadridge peers, and that the California Intermediate Fund's total expense ratio was also less than the average of the relevant Comparable Fund Group. With respect to the California Opportunistic Fund, the Board observed that the actual advisory fee and actual total expense ratio were each higher than the median of its Broadridge peers, but that the total expense ratio was less than the average of the relevant Comparable Fund Group. With respect to the National Intermediate Fund, the Board observed that the actual advisory fee and actual total expense ratio were each less than the median of its Broadridge peers, and that the National Intermediate Fund's total expense ratio was also less than the average of the relevant Comparable Fund Group. With respect to the National Opportunistic Fund, the Board observed that the actual advisory fee was higher than the median of its Broadridge peers, but that the actual total expenses were less than the median of its Broadridge peers and that the total expense ratio for the National Opportunistic Fund was less than the average of the relevant Comparable Fund Group. Based on the foregoing, the Board concluded that the advisory fees paid to the Adviser by the Funds appeared to be reasonable in light of the nature, extent and quality of services provided by the Adviser.
Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activity. The Board noted the Adviser's representation that profitability with respect to the Funds was lower than anticipated due to the expenses associated with regulatory compliance and the large investments in systems, personnel, and infrastructure. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser.
Economies of Scale
The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Funds may benefit from economies of scale as assets continue to grow, but that breakpoints

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GURTIN VALUE FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

 in the advisory fee were not appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a factor in approving the continuation of the Advisory Agreement.
Other Benefits
The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund/Trustee Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (844) 342-5763 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 342-5763 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Gurtin National Municipal Opportunistic Value Fund designates 80.88% and 8.26% of its income dividend distributed as tax-exempt dividends and qualified short-term gain exempt from U.S. tax for foreign shareholders (QSD), respectively. The Gurtin California Municipal Opportunistic Value Fund designates 81.02% and 7.73% of its income dividend distributed as tax-exempt dividends and QSD, respectively. The Gurtin National Municipal Intermediate Value Fund designates 97.76% and 1.25% of its income dividend distributed as tax-exempt dividends and QSD, respectively. The Gurtin California Municipal Intermediate Value Fund designates 98.93% and 0.10% of its income dividend distributed as tax-exempt dividends and QSD, respectively.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

55

GURTIN VALUE FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period *	Annualized Expense Ratio *
Gurtin National Municipal Opportunistic Value Fund
Actual	$1,000.00	$1,021.43	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
Gurtin California Municipal Opportunistic Value Fund
Actual	$1,000.00	$1,021.99	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
Gurtin National Municipal Intermediate Value Fund
Actual	$1,000.00	$1,026.52	$1.98	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98	0.39%
Gurtin California Municipal Intermediate Value Fund
Actual	$1,000.00	$1,029.96	$1.98	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98	0.39%

*
Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 342-5763.

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GURTIN VALUE FUNDS
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	45	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; Independent Consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company) 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	24	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	24	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	24	Trustee, U.S. Global Investors Funds
John Y. Keffer[2] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	45	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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58

FOR MORE INFORMATION

Investment Adviser
Gurtin Municipal Bond Management
440 Stevens Avenue, Suite 260
Solana Beach, CA  92075
www.gurtin.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME  04112
www.atlanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME  04101
www.foreside.com

Gurtin National Municipal Opportunistic Value Fund
Gurtin California Municipal Opportunistic Value Fund
Gurtin National Municipal Intermediate Value Fund
Gurtin California Municipal Intermediate Value Fund

P.O. Box 588
Portland, ME  04112
(844) 342-5763

This report is submitted for the general information of the shareholders of the Funds.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

223-ANR-0917

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, Forum Funds II (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,200  in 2016 and $92,800 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $18,000 in 2016 and $18,000  in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series").  In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 20, 2017

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 20, 2017